UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )
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☐	Soliciting Material Pursuant to §240.14a-12
SHIFTPIXY, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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ShiftPixy, Inc.
501 Brickell Key Drive, Suite 300
Miami, FL 33131
February 9, 2021
To Our Shareholders:
You are cordially invited to attend the 2021 annual meeting of shareholders of ShiftPixy, Inc. (“ShiftPixy” or the “Company”) to be held at 1 p.m. EDT on Wednesday, March 31, 2021. As a result of public health and travel guidance due to COVID-19, this year’s annual meeting will be conducted solely via live audio webcast on the internet. You will be able to attend the annual meeting, vote and submit your questions during the annual meeting by visiting www.virtualshareholdermeeting.com/PIXY2021. You will not be able to attend the annual meeting in person.
Details regarding the meeting, the business to be conducted at the meeting, and information about ShiftPixy that you should consider when you vote your shares are described in the accompanying proxy statement.
At the annual meeting, five persons will be elected to our Board of Directors (the “Board”). In addition, we will ask shareholders: (i) to approve the proposed amendments to the Company’s 2017 Stock Option/Stock Issuance Plan (the “Plan”) and the award of certain stock option grants pursuant to the Plan; (ii) to approve a proposed amendment to the Company’s Articles of Incorporation; (iii) to ratify the appointment of Marcum LLP as our independent registered public accounting firm for our fiscal year ending August 31, 2021; (iv) to approve, on an advisory basis, the compensation of our named executive officers, as disclosed in this proxy statement; and (v) to vote, on an advisory basis, on the frequency of holding an advisory vote on the compensation of our named executive officers. Our Board recommends the approval of each of the first five proposals and a vote for a frequency of voting on executive compensation every three years. Such other business will be transacted as may properly come before the annual meeting.
Pursuant to Securities and Exchange Commission rules, we have elected to deliver our proxy materials to certain of our shareholders over the internet. This delivery process allows us to provide shareholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. On February 11, 2021, we intend to begin sending to our shareholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement for our annual meeting of shareholders and our 2020 annual report to shareholders. The Notice also provides instructions on how to vote online or by telephone, how to access the virtual annual meeting and how to receive a paper copy of the proxy materials by mail.
We hope you will be able to attend the annual meeting. Whether or not you plan to attend the annual meeting, we hope you will vote promptly. Information about voting methods is set forth in the accompanying proxy statement.
Thank you for your continued support of ShiftPixy. We look forward to seeing you (virtually) at the annual meeting.
Sincerely,

Scott W. Absher
Chief Executive Officer and Chair of the Board
i

ShiftPixy, Inc.
501 Brickell Key Drive, Suite 300
Miami, FL 33131
February 9, 2021
NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS
TIME: 1:00 p.m. EDT
DATE: Wednesday, March 31, 2021
ACCESS: This year’s annual meeting will be a virtual meeting via live webcast on the internet. You will be able to attend the annual meeting, vote and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/PIXY2021 and entering the 16-digit control number included in the Notice of Internet Availability or proxy card that you receive. For further information about the virtual annual meeting, please see the Questions and Answers about the Meeting beginning on page 2. We expect to resume in person shareholder meetings in future years.
PURPOSES:
(1)	To elect five directors to serve until the next annual meeting of shareholders and until their successors have been elected and qualified;
(2)	To approve the proposed amendments to the Company’s 2017 Stock Option/Stock Issuance Plan and the award of certain stock option grants pursuant to the Plan;
(3)	To approve a proposed amendment to the Company’s Articles of Incorporation;
(4)	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for our fiscal year ending August 31, 2021;
(5)	To approve, on an advisory basis, the compensation of our named executive officers, as disclosed in this proxy statement;
(6)	To vote, on an advisory basis, on the frequency of holding an advisory vote on compensation of our named executive officers; and
(7)	To conduct such other business as may properly come before the meeting or any adjournments or postponements thereof.
Our Board recommends the approval of each of the first five proposals and a vote for a frequency of voting on executive compensation every three years. Such other business will be transacted as may properly come before the annual meeting.
WHO MAY VOTE:
You may vote if you were the record owner of ShiftPixy common stock at the close of business on Monday, February 1, 2021. A list of shareholders of record will be available at the annual meeting and, during the 10 days prior to the annual meeting, at our principal executive offices located at 501 Brickell Key Drive, Suite 300, Miami, FL 33131. If you wish to view this list, please contact our Secretary at ShiftPixy, Inc., 501 Brickell Key Drive, Suite 300, Miami, FL 33131 or (888) 798-9100. Such list will also be available for examination by the shareholders during the annual meeting at www.virtualshareholdermeeting.com/PIXY2021.
All shareholders are cordially invited to attend the annual meeting. Whether you plan to attend the annual meeting or not, we urge you to vote and submit your proxy by the internet, telephone or mail by following the instructions in the Notice of Internet Availability of Proxy Materials that you previously received to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the annual meeting. If you participate in and vote your shares at the annual meeting, your proxy will not be used.
BY ORDER OF OUR BOARD OF DIRECTORS

Robert S. Gans
General Counsel and Secretary
ii

iii

ShiftPixy, Inc.
501 Brickell Key Drive, Suite 300
Miami, FL 33131
PROXY STATEMENT FOR SHIFTPIXY, INC.
2021 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 31, 2021
This proxy statement, along with the accompanying Notice of 2021 Annual Meeting of Shareholders, contains information about the 2021 annual meeting of shareholders of ShiftPixy, Inc., including any adjournments or postponements of the annual meeting. We are holding the annual meeting at 1:00 p.m. EDT on Wednesday, March 31, 2021. As a result of the public health and travel guidance and concerns due to COVID-19, this year’s meeting will be a virtual meeting via live webcast on the internet. You will be able to attend our annual meeting, vote and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/PIXY2021. You will not be able to attend the annual meeting in person.
Unless the context indicates otherwise, all references in this proxy statement to “we,” “us,” “our,” “ShiftPixy” and “the Company” refer to ShiftPixy, Inc. and its subsidiaries.
This proxy statement relates to the solicitation of proxies by our Board for use at the annual meeting.
On or about February 11, 2021, we intend to begin sending to our shareholders the Important Notice Regarding the Availability of Proxy Materials containing instructions on how to access our proxy statement for our 2021 annual meeting of shareholders and our 2020 annual report to shareholders.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SHAREHOLDER MEETING TO BE HELD ON MARCH 31, 2021
This proxy statement, the Notice of 2021 Annual Meeting of Shareholders, our form of proxy card and our 2020 annual report to shareholders are available for viewing, printing and downloading at www.virtualshareholdermeeting.com/PIXY2021. To view these materials please have your 16-digit control number(s) available that appears on your Notice or proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to shareholders by electronic delivery.
Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements for the fiscal year ended August 31, 2020, on the website of the Securities and Exchange Commission, or the SEC, at www.sec.gov, or in the “SEC Filings” section of the “Investor Information” section of our website at www.shiftpixy.com. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to:
SHIFTPIXY, INC.
Attn: Robert S. Gans, General Counsel
501 Brickell Key Drive, Suite 300
Miami, FL 33131
Exhibits will be provided upon written request and payment of an appropriate processing fee.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
Why is the Company Soliciting My Proxy?
Our Board is soliciting your proxy to vote at the 2021 annual meeting of shareholders to be held virtually via live webcast, on Wednesday, March 31, 2021, at 1:00 p.m. EDT and any adjournments or postponements of the meeting, which we refer to as the annual meeting. This proxy statement, along with the accompanying Notice of 2021 Annual Meeting of Shareholders, summarizes the purposes of the meeting and the information you need to know to vote at the annual meeting.
We have made available to you on the internet or have sent you this proxy statement, the Notice of 2021 Annual Meeting of Shareholders, the proxy card and a copy of our Annual Report on Form 10-K for the fiscal year ended August 31, 2020 (“Fiscal 2020”) because you owned shares of our common stock on the record date. We intend to commence distribution of the Important Notice Regarding the Availability of Proxy Materials, which we refer to throughout this proxy statement as the Notice, and, if applicable, proxy materials to shareholders on or about February 11, 2021.
Why Did I Receive a Notice in the Mail Regarding the Internet Availability of Proxy Materials Instead of a Full Set of Proxy Materials?
As permitted by the rules of the U.S. Securities and Exchange Commission, or the SEC, we may furnish our proxy materials to our shareholders by providing access to such documents on the internet, rather than mailing printed copies of these materials to each shareholder. Most shareholders will not receive printed copies of the proxy materials unless they request them. We believe that this process should expedite shareholders’ receipt of proxy materials, lower the costs of the annual meeting and help to conserve natural resources. If you received the Notice by mail or electronically, you will not receive a printed or emailed copy of the proxy materials, unless you request one by following the instructions included in the Notice. Instead, the Notice instructs you as to how you may access and review all of the proxy materials and submit your proxy on the internet. If you requested a paper copy of the proxy materials, you may authorize the voting of your shares by following the instructions on the proxy card, in addition to the other methods of voting described in this proxy statement.
Why Are you Holding a Virtual Annual Meeting?
Due to the public health impact of COVID-19 and to support the health and well-being of our shareholders, this year’s annual meeting will be held in a virtual format only. We have designed our virtual format to enhance, rather than constrain, shareholder access, participation and communication. For example, the virtual format allows shareholders to communicate with us in advance of, and during, the annual meeting so they can ask questions of our Board or management, as time permits. It is the present expectation of the Board that future annual meetings will have an in-person format.
What Happens if There Are Technical Difficulties during the Annual Meeting?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual annual meeting, voting at the annual meeting or submitting questions at the annual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log-in page.
Who May Vote?
Only shareholders of record at the close of business on Monday, February 1, 2021 will be entitled to vote at the annual meeting. On this record date, there were 20,902,146 shares of our common stock outstanding and entitled to vote. Our common stock is our only class of voting stock.
If on February 1, 2021 your shares of our common stock were registered directly in your name with our transfer agent, VStock Transfer, LLC, then you are a shareholder of record.
If on February 1, 2021 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the shareholder of record, you may not vote your shares at the annual meeting unless you request and obtain a valid proxy from your broker or other agent.
You do not need to attend the annual meeting to vote your shares. Shares represented by valid proxies, received in time for the annual meeting and not revoked prior to the annual meeting, will be voted at the annual meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.
How Many Votes Do I Have?
Each share of our common stock that you own entitles you to one vote.
How Do I Vote?
Whether you plan to attend the annual meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via the internet or telephone. You may specify whether your shares should be voted FOR or WITHHELD for each nominee for director, whether your shares should be voted for one year, two years, three years or abstain with respect to the frequency of voting on the compensation of our named executive officers, and whether your shares should be voted for, against or abstain with respect to each of the other proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with our Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the annual meeting.
If your shares are registered directly in your name through our stock transfer agent, VStock Transfer, LLC, or you have stock certificates registered in your name, you may vote:
•	By internet or by telephone. Follow the instructions included in the Notice or, if you received printed materials, in the proxy card to vote over the internet or by telephone.
•
By mail. If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with our Board’s recommendations as noted below.

•
At the time of the virtual meeting. If you attend the virtual meeting, you may vote your shares online at the time of the meeting. You may vote your shares electronically through the portal at the virtual annual meeting (if you satisfy the admission requirements, as described below). Even if you plan to attend the annual meeting virtually, we encourage you to vote in advance by telephone, through the internet or by mail so that your vote will be counted in the event you later decide not to attend.

The annual meeting will be a virtual meeting of shareholders conducted via a live audio webcast that provides shareholders the same rights and opportunities to participate as they would have at an in-person meeting. We believe that a virtual meeting will provide expanded shareholder access and participation and improved communications. You will be able to vote your shares electronically at the virtual meeting. To attend and submit your questions during the virtual meeting, please visit www.virtualshareholdermeeting.com/PIXY2021. To participate and vote during the annual meeting, you will need the 16-digit control number included on your Notice or on your proxy card. Beneficial shareholders who do not have a control number may gain access to and vote at the meeting by logging into their broker, brokerage firm, bank or other nominee’s website and selecting the shareholders communications mailbox to access the meeting; instructions should also be provided on the voting instruction card provided by your broker, bank, or other nominee. If you encounter any difficulties accessing the virtual meeting during check-in or the meeting, please call the technical support number that will be posted on the virtual shareholder meeting log-in page.
Telephone and Internet voting facilities for shareholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Daylight Time on Tuesday, March 30, 2021.
If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and internet voting also will be offered to shareholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the virtual annual meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and vote your shares online at the time of the meeting.
How Does Our Board of Directors Recommend that I Vote on the Proposals?
Our Board recommends that you vote as follows:
☐	“FOR” the election of the nominees for directors;
☐	“FOR” the approval of the amendments to the 2017 Stock Option/Stock Issuance Plan;
☐	“FOR” the approval of the amendment to the ShiftPixy Articles of Incorporation;
☐	“FOR” the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending August 31, 2021 (“Fiscal 2021”);
☐	“FOR” the compensation of our named executive officers, as disclosed in this proxy statement; and
☐	“FOR” holding an advisory vote on the compensation of our named executive officers every three years.
If any other matter is presented at the annual meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with his or her best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the annual meeting other than those discussed in this proxy statement.
May I Change or Revoke My Proxy?
If you give us your proxy, you may change or revoke it at any time before the annual meeting. You may change or revoke your proxy in any one of the following ways:
☐	if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;
☐	by re-voting by internet or by telephone as instructed above;
☐	by notifying ShiftPixy’s Secretary in writing before the annual meeting that you have revoked your proxy; or
☐
by attending the annual meeting and voting at the meeting. Attending the annual meeting will not in and of itself revoke a previously submitted proxy. You must specifically request at the annual meeting that it be revoked.

Your most current vote, whether by telephone, internet or proxy card is the one that will be counted.
What if I Receive More Than One Notice or Proxy Card?
You may receive more than one Notice or proxy card if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.
Will My Shares be Voted if I Do Not Vote?
If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares only on the ratification of the appointment of our independent registered public accounting firm (Proposal 4 of this proxy statement) without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the annual meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.

Your bank, broker or other nominee does not have discretionary voting authority on the election of directors. Therefore, if you hold your shares in street name, it is critical that you cast your vote if you want your vote to be counted for the election of directors (Proposal 1).
What Vote is Required to Approve Each Proposal and How are Votes Counted?
Proposal 1: Elect Directors
The nominees for director who receive the most votes (also known as a “plurality” of the votes cast) will be elected. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of the directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Approve Amendments to the Company’s 2017 Stock Option/Stock Issuance Plan
The affirmative vote of a majority of the votes cast at the annual meeting at which a quorum representing the majority of all outstanding shares of the Company’s common stock is present and voting, either in person or by proxy, is required to approve the amendments to the 2017 Stock Option/Stock Issuance Plan (the “Plan”) and the award of certain stock option grants pursuant to the Plan. Abstentions will be treated as votes against this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 3: Approve An Amendment to the Company’s Articles of Incorporation
The affirmative vote of a majority of the votes cast at the meeting at which a quorum representing a majority of all outstanding shares of the Company’s common stock entitled to vote is present and voting, either in person or by proxy, is required to amend our Articles of Incorporation. Abstentions and broker non-votes, if any, will be treated as votes against this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 4: Ratify Appointment of Independent Registered Public Accounting Firm
The affirmative vote of a majority of the votes present or represented by proxy and entitled to vote at the annual meeting for this proposal is required to ratify the selection of our independent registered public accounting firm. Abstentions will be treated as votes against this proposal. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our shareholders to select our independent registered public accounting firm. However, if our shareholders do not ratify the appointment of Marcum LLP as our independent registered public accounting firm for Fiscal 2021, our Audit Committee of our Board will reconsider its selection.

Proposal 5: Approve an Advisory Vote on the Compensation of our Named Executive Officers
The affirmative vote of a majority of the votes present or represented by proxy and entitled to vote at the annual meeting is required to approve, on an advisory basis, the compensation of our named executive officers, as described in this proxy statement. Abstentions will be treated as votes against this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote. Although the advisory vote is non-binding, the Compensation Committee and our Board will review the voting results and take them into consideration when making future decisions regarding executive compensation.

Proposal 6: Approve an Advisory Vote on the Frequency of Holding an Advisory Vote on the Compensation of our Named Executive Officers
The frequency of holding an advisory vote on the compensation of our named executive officers — every year, every two years or every three years — receiving the majority of votes cast will be the frequency approved by our shareholders. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes, as well as abstentions, will have no effect on the results of this vote. Although the advisory vote is non-binding, the Compensation Committee and our Board will review the voting results and take them into consideration when determining the frequency of holding an advisory vote on the compensation of our named executive officers for the next six years.

Is Voting Confidential?
We will keep all the proxies, ballots and voting tabulations private. We only let our Inspector of Election, who is our Senior Deputy General Counsel, examine these documents. Other members of management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make on the proxy card or that you otherwise provide.
Where Can I Find the Voting Results of the Annual Meeting?
The preliminary voting results will be announced at the annual meeting, and we will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the annual meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known. In addition, we are required to file on a Current Report on Form 8-K no later than the earlier of one hundred fifty calendar days after the annual meeting or sixty calendar days prior to the deadline for submission of shareholder proposals set forth on page 26 of this proxy statement under the heading “Shareholder Proposals and Nominations for Director” our decision on how frequently we will include a shareholder vote on the compensation of our named executive officers in our proxy materials.
What Are the Costs of Soliciting these Proxies?
We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.
We have engaged Broadridge Investor Solutions, LLC (“Broadridge”), to act as our proxy solicitor in connection with the proposals to be acted upon at our annual meeting. Pursuant to our agreement with Broadridge, Broadridge will, among other things, provide advice regarding proxy solicitation issues and solicit proxies from our shareholders on our behalf in connection with the annual meeting. For these services, we will pay a fee of approximately $25,000 plus expenses.

What Constitutes a Quorum for the Annual Meeting?
In order to hold the meeting, there must be a quorum. For there to be a quorum at the meeting, the holders of a majority of the voting power of all outstanding shares of our common stock entitled to vote at the annual meeting must be present or represented by proxy. Shares represented by shareholders of record who are present or represented by proxy at the meeting, including shares that are voted or that abstain on any particular matter and broker non-votes, will be counted for purposes of determining whether there is a quorum.
Attending the Annual Meeting
This year, our annual meeting will be held in a virtual meeting format only, at 1:00 p.m. EDT on March 31, 2021. To attend the virtual annual meeting, go to www.virtualshareholdermeeting.com/PIXY2021 shortly before the meeting time, and follow the instructions for downloading the webcast. You need not attend the annual meeting in order to vote.
Householding of Annual Disclosure Documents
Some brokers or other nominee record holders may be sending you a single set of our proxy materials if multiple ShiftPixy shareholders live in your household. This practice, which has been approved by the SEC, is called “householding.” Once you receive notice from your broker or other nominee record holder that it will be “householding” our proxy materials, the practice will continue until you are otherwise notified or until you notify them that you no longer want to participate in the practice. Shareholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.
We will promptly deliver a separate copy of our Notice or if applicable, our proxy materials to you if you write or call our Secretary at: 501 Brickell Key Drive, Suite 300, Miami, FL 33131 or (888) 798-9100. If you want to receive your own set of our proxy materials in the future or, if you share an address with another shareholder and together both of you would like to receive only a single set of proxy materials, you should contact your broker or other nominee record holder directly or you may contact us at the above address and phone number.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of February 1, 2021 for (a) the executive officers named in the Summary Compensation Table on page 27 of this proxy statement, (b) each of our directors and director nominees, (c) all of our current directors and executive officers as a group and (d) each shareholder known by us to own beneficially more than 5% of our common stock. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. We deem shares of common stock that may be acquired by an individual or group within 60 days of February 1, 2021, pursuant to the exercise of options to be outstanding for the purpose of computing the percentage ownership of such individual or group, but those shares are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as indicated in footnotes to this table, we believe that the shareholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these shareholders. Percentage of ownership is based on 20,902,146 shares of common stock outstanding on February 1, 2021.
Executive Officers and Directors	Number of Shares Beneficially Owned	Number of Shares Acquirable	Beneficial Ownership Percentage
Scott W. Absher, CEO and Chair(1)	12,813,750	1,250	61.3%
Domonic J. Carney, Chief Financial Officer(2)	—	61,459	*%
Robert S. Gans, General Counsel and Secretary(2)	—	50,000	*%
Kenneth W. Weaver, Director(3)	5,062	0	*%
Whitney J. White, Director(3)	1,498	0	*%
Christopher Sebes, Director	—	0	*%
Amanda Murphy, Director and Director of Operations(4)	3,750	103,750	*%
All Executive Officers and Directors as a Group (7 persons)	12,824,060	216,459	61.4%

5% Shareholders

Stephen Holmes(5)	12,072,047	11,791,500	57.8%
*	Less than 1%
(1)	Represents 12,812,000 shares of common stock and 1,250 shares underlying options exercisable within 60 days of February 1, 2021.
(2)
Represents options granted at $5.40 per share on July 1, 2020 which are subject to shareholder approval no later than the annual meeting. Vesting of the options granted begins on the later of July 1, 2021 or shareholder approval.

(3)	Represents shares of common stock issued in conjunction with services rendered as a director of the Company.
(4)
Represents 3,750 shares underlying options exercisable within 60 days of February 1, 2021. Does not represent 100,000 options not exercisable within 60 days of February 1, 2021 granted at $5.40 per share on July 1, 2020 which are subject to shareholder approval no later than the annual meeting. Vesting of the 2020 options granted begins on the later of July 1, 2021 or shareholder approval.

(5)
Represents 280,797 shares of common stock, 1,250 shares of common stock underlying common stock options exercisable within 60 days of February 1, 2021 and 11,790,000 shares of common stock underlying Preferred Options to purchase shares of preferred stock exercisable within 60 days of February 1, 2021. The 280,797 shares of common stock beneficially owned by Mr. Holmes are subject to ongoing proceedings in the case styled In re John Stephen Holmes, No. 8:20-bk-10174-MW, which is currently pending in the United States Bankruptcy Court for the Central District of California, and over which the bankruptcy trustee may seek to assert beneficial ownership or control. The business address for Mr. Holmes is 22 Trailing Ivy, Irvine, CA 92620.

CORPORATE GOVERNANCE AND BOARD MATTERS
Our Board accepted the recommendation of the Nominations Committee and voted to nominate Scott W. Absher, Kenneth W. Weaver, Whitney J. White, Christopher Sebes and Amanda Murphy for election at the annual meeting for a term of one year to serve until the 2022 annual meeting of shareholders, and until their respective successors have been elected and qualified.
Set forth below are the names of the persons nominated for election as directors, their ages, their offices in the Company, if any, their principal occupations or employment for at least the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold or have held directorships during the past five years. Additionally, information about the specific experience, qualifications, attributes or skills that led to our Board’s conclusion at the time of filing of this proxy statement that each person listed below should serve as a director is set forth below:
Name	Age	Position with the Company
Scott W. Absher	60	Chair and Chief Executive Officer
Kenneth W. Weaver	66	Director
Whitney J. White	44	Director
Christopher Sebes	66	Director
Amanda Murphy	37	Director and Director of Operations
Scott W. Absher, age 60, has served as our Chief Executive Officer and Chair of the Board since our formation in June 2015. Since February 2010 he has also been President of Struxurety, a business insurance advisory company. As a member of our Board, Mr. Absher contributes significant industry-specific experience and expertise to our insurance products and services and has a deep understanding of all aspects of our business, products and markets, as well as substantial experience developing corporate strategy, assessing emerging industry trends, and managing business operations. He is a graduate of The Moody Bible Institute of Chicago.
Kenneth W. Weaver, age 66, has served as an independent director since December 5, 2016. Mr. Weaver currently serves as Chair of the Audit Committee and is also a member of the Compensation and Nominations Committees. Since April 2012, Mr. Weaver has been the sole proprietor of Ken Weaver Consulting, providing operations consulting for TVV Capital, a Nashville private equity firm. Before his service with TVV, Mr. Weaver spent over 30 years with Bridgestone Corporation, having served in various responsible leadership roles, including as President, Bridgestone North American Tire Commercial Sales, Chief Financial Officer, Bridgestone Americas, and Chair, CEO and President, Firestone Diversified Products. Mr. Weaver earned both a Bachelor’s Degree in Business and a Master’s of Business Administration from Pennsylvania State University. Mr. Weaver’s substantial financial background qualifies him as an audit committee financial expert under applicable rules.
Whitney J. White, age 44, has served as an independent director since September 28, 2017. Mr. White currently serves as Chair of the Compensation and Nominations Committees and is also a member of the Audit Committee. Since April 2017, Mr. White has been Chief Operating Officer and Chief Technology Officer of Prime Trust, LLC, a Nevada chartered trust company. Before his service with Prime Trust, Mr. White spent 17 years with W.R. Hambrecht + Co., LLC, an investment banking, advisory and brokerage firm that was the underwriter of our Regulation A offering. At W.R. Hambrecht, Mr. White served in various executive roles, including as Chief Technology Officer and Managing Director, Equity Capital Markets. Mr. White earned a Bachelor’s Degree in Computer Science & Psychology from Hamilton College, a Master’s of Business Administration in Finance and Accounting from Columbia University’s Graduate School of Business, and a Master’s of Business Administration in Technology and Entrepreneurship from the University of California - Berkeley’s Hass School of Business. Mr. White holds a Series 79 license as an Investment Banking Representative, a Series 24 license as a General Securities Principal, and a Series 7 license as a General Securities Representative. As a member of our Board, Mr. White contributes decades of leadership and management experience building and advising early stage, technology-driven companies. Based on his investment banking experience, Mr. White has significant corporate finance and governance expertise. As an experienced senior technologist, Mr. White provides years of experience applying technology to enhance traditional business processes.
Christopher Sebes, age 66, has served as an independent director since February 7, 2020. From August 2004 to July 2014, he served as the CEO of XPIENT Solutions, a full-service, global provider of solutions for food ordering, digital menus, drive-thru management, kitchen management, inventory, labor and scheduling analytics. From November 2014 to July 2019, Mr. Sebes served as the President of Xenial, Inc., a cloud-based restaurant and retail management platform. Since August 2019, Mr. Sebes has been a partner and member of the board of directors of Results Thru Strategy, Inc., a strategic advisory firm specializing in restaurants, hotels, and technology companies serving those industries. Since September 2019, he has also served as a member of the board of advisors of Valyant AI, which has developed a proprietary conversational artificial intelligence platform that integrates with existing mobile, web, call-ahead, kiosk and drive-thru platforms. Mr. Sebes received a degree in Hotel and Restaurant Management from the University of Portsmouth (Hampshire, United Kingdom) in 1975. Mr. Sebes brings to our Board his innovative thought leadership and extensive knowledge of restaurant industry technology both in the United States and abroad.
Amanda Murphy, age 37, has served as a director since February 10, 2020. Prior to her election to our Board, Ms. Murphy served and continues to serve as our Director of Operations and has been vital to our success and growth in that position. Ms. Murphy has been active in the operations side of the staffing industry at a senior level since 2007. She received her certificate in HR Management from California State University – Long Beach in 2007, and also studied law at Taylor University in Selango, Malaysia.
Director Independence
Rule 5605 of the Nasdaq Listing Rules requires a majority of a listed company’s board of directors to be comprised of independent directors within one year of listing. In addition, the Nasdaq Listing Rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent and that audit committee members also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
In selecting our independent directors, our Board considered the relationships that each such person has with our company and all the other facts and circumstances our Board deemed relevant in determining independence, including the beneficial ownership of our capital stock by each such person. Using this definition of independence, we have determined that three of our five directors, Kenneth Weaver, Whitney White, and Christopher Sebes, are independent. Our independent directors meet separately at least twice each fiscal year.
Meetings of the Board of Directors
During our last fiscal year, our Company was a public company, and our Board held six meetings, including the annual meeting of shareholders and Board. Each incumbent director attended 100% of the aggregate number of meetings held by the Board from the time of their election or appointment.
It is the policy of our Board that all directors should attend the annual meeting of shareholders unless unavoidably prevented from doing so by unforeseen circumstances.
Board Leadership Structure
Scott W. Absher serves as Chief Executive Officer and as Chair of the Board. The Board does not have a policy that prohibits the Chief Executive Officer from serving as the Chair of the Board because it desires the flexibility to determine whether it is in the best interests of the Company for one person to hold both positions based upon its goals and stage of development. The Board believes that it is desirable for Mr. Absher to hold both positions at the present time due to our early stage of development and his unique knowledge of our history and goals, which we believe complement both the officer and director positions. We do not have a lead independent director.
The Board’s Role in Risk Oversight
The Audit Committee reviews and discusses with management our processes and policies with respect to risk assessment and risk management. In addition, our risk oversight process involves the Board receiving information from management on a variety of matters, including operations, legal, regulatory, finance, reputation and strategy, as well as information regarding any material risks associated with each matter. The full Board (or the appropriate committee with responsibility for oversight of the matter) receives this information through updates from the appropriate members of management to enable it to understand and monitor our risk management practices. When a Board committee receives an update, the chair of the relevant committee reports on the discussion to the full Board during the next Board meeting. This enables the Board and its committees to coordinate the risk oversight role.
Shareholder Communications with the Board of Directors
Our Board has implemented a process for shareholders to send communications to our Board. Any shareholder desiring to communicate with our Board, or with specific individual directors, may do so by writing to our Secretary at 501 Brickell Key Drive, Suite 300, Miami, FL 33131. Our Secretary has been instructed to promptly forward all such communications to our Board or such individual directors as appropriate. Proposals regarding matters to be addressed in the Company’s proxy statement must comply with the applicable requirements of Rule 14A-8 of the Exchange Act regarding the inclusion of shareholder proposals in company-sponsored proxy materials and other applicable laws.
Committees of the Board of Directors
Our Board presently has three standing committees: Audit Committee, Compensation Committee, and Nominations Committee. Each of these committees is described below.
Audit Committee
Our Audit Committee currently consists of Messrs. Weaver and White, each of whom is “independent,” as such term is defined by the Nasdaq Listing Rules and Rule 10A-3 of the Exchange Act. In addition, the Board has determined that each Audit Committee member is able to read and understand fundamental financial statements, and that Mr. Weaver, (who serves as Chair), is an “audit committee financial expert” within the meaning of SEC regulations and Nasdaq Listing Rules. In making these determinations, our Board considers the formal education and nature and scope of each member’s previous experience. No member of our Audit Committee has participated in preparing our financial statements in any of the past three years, aside from strictly in their capacity as an independent director or as a member of a committee of our Board.
Our Audit Committee held four meetings during Fiscal 2020 separate and apart from full meetings of the Board.
The Audit Committee operates pursuant to a written charter adopted by our Board, which may be found on our website at www.shiftpixy.com. The Audit Committee’s responsibilities include:
•	appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;
•	overseeing the work of our registered public accounting firm, including through the receipt and consideration of reports from such firm;
•	reviewing and discussing with management and the registered public accounting firm our annual and quarterly consolidated financial statements and related disclosures;
•	monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;
•	meeting independently with our registered public accounting firm and management;
•	reviewing and approving or ratifying related party transactions; and
•	preparing audit committee reports required by SEC rules.
Compensation Committee
Our Compensation Committee currently consists of Messrs. Weaver and White, with Mr. White serving as Chair. As detailed above, our Board has determined that Messrs. Weaver and White are each “independent” as defined by the Nasdaq Listing Rules. Our Compensation Committee did not meet separate and apart from full meetings of the Board during Fiscal 2020.

The Compensation Committee operates pursuant to a written charter adopted by our Board, which may be found on our website at www.shiftpixy.com. The Compensation Committee’s responsibilities include:
•	reviewing and approving corporate goals and objectives with respect to our Chief Executive Officer;
•	making recommendations to our Board with respect to the compensation of our Chief Executive Officer and our other executive officers;
•	overseeing evaluations of our senior executives;
•	reviewing and assessing the independence of compensation advisers;
•	overseeing and administering our equity incentive plans;
•	reviewing and making recommendations to our Board with respect to director compensation;
•	reviewing and discussing with management our “Compensation Discussion and Analysis” disclosure in our SEC filings; and
•	preparing compensation committee reports required by SEC rules.
Generally, the Compensation Committee’s process involves the review and approval of the annual base salaries and annual incentive opportunities of the Company’s executive officers. The Compensation Committee also periodically reviews the following items relating to the compensation of the Company’s executive officers: (a) all other incentive awards and opportunities; (b) any employment agreements and severance arrangements; (c) any change-in-control agreements and severance protection plans and change-in-control provisions affecting any elements of compensation benefits; and (d) any special or supplemental compensation and benefits for the Company’s executive officers and individuals who formerly served as executive officers.
The Compensation Committee has the authority, in its sole discretion, to retain and terminate (or obtain the advice of) any adviser to assist it in the performance of its duties. The Compensation Committee is directly responsible for the appointment, compensation and oversight of the work of any adviser it retains, and has the sole authority to approve any such consultants’ or advisors’ fees and other retention terms. The Compensation Committee may select any such consultant, counsel, expert or adviser to the Compensation Committee, only after taking into consideration factors that bear upon the adviser’s independence.
Nominations Committee
Our Nominations Committee currently consists of Messrs. Weaver and White, with Mr. White serving as Chair. Our Board has determined that each member of the Nominations Committee is “independent” as defined by the Nasdaq Listing Rules. Our Nominations Committee met one time separate and apart from full meetings of the Board during Fiscal 2020.
Our Nominations Committee operates pursuant to a written charter adopted by our Board, which may be found on our website at www.shiftpixy.com. The Nominations Committee’s responsibilities include:
•	identifying individuals qualified to become Board members;
•	recommending to our Board persons to be nominated for election as directors and to be appointed to each committee of our Board;
•	reviewing and making recommendations to our Board with respect to management succession planning; and
•	overseeing periodic evaluations of Board members.
Our Board considers the recommendations of the Nominations Committee and determines whether to recommend such nominees to our shareholders. Our Nominations Committee strives to nominate qualified individuals, including incumbent directors, whom the committee believes will make important contributions to our Board. While there are no minimum qualifications for nomination, our Nominations Committee generally requires that nominees be persons of sound ethical character, be able to represent all shareholders fairly, have no material conflicts of interest, have demonstrated professional achievement, have meaningful experience and have a general appreciation of the major issues facing us. In addition, the Board believes that its membership, as a whole, should possess a combination of skills, professional experience and diversity of backgrounds necessary to oversee our business. In seeking a diversity of background, the Nominations Committee typically considers a variety of occupational and personal factors to obtain a range of viewpoints and perspectives. Accordingly, the Nominations Committee considers the qualifications of directors and director candidates individually and in the broader context of the Board’s overall composition and our current and future needs.
In evaluating the current nominees, the Nominations Committee considered all of the criteria described above and believes that all of the director nominees listed above are highly qualified and have the skills and experience required to make a significant contribution to our Board. The biographies of nominees, provided above, contain specific information regarding each individual’s experience, qualifications and skills.
Shareholder Nominations
Our Nominations Committee will consider persons recommended by our shareholders in selecting nominees for election. The Committee does not have a formal policy with regard to the consideration of any director candidates recommended by shareholders, other than to evaluate any such nominee on a case-by-case basis, applying the same standards as it would to any other nominee. Shareholders who wish to propose a qualified nominee for consideration should submit complete information as to the identity and qualifications of that person to our Secretary, at 501 Brickell Key Drive, Suite 300, Miami, FL 33131.
Director Compensation Table
Our directors classified as employees receive no additional compensation for services as Board members. The following table summarizes the compensation paid or accrued to our directors for their service on our Board during Fiscal 2020:
Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)	All Other Compensation ($)	Total ($)
Scott W. Absher(3)	—	—	—	—	—
Kenneth W. Weaver	90,000		—	—	90,000
Whitney J. White	90,000	37,500(4)	—	—	127,500
Sean C. Higgins(5)	35,000	37,500(6)	—	—	72,500
Christopher Sebes(7)	49,000	—	—	—	49,000
Amanda Murphy(8)	—	—	—	—	—
(1)	Represents monthly Board fees paid or payable in cash during Fiscal 2020.
(2)	Represents annual value of stock awards issued during Fiscal 2020 under the Plan.
(3)	Mr. Absher did not receive any compensation for his services as a director during Fiscal 2020.
(4)	Pursuant to the terms of Mr. White’s director agreement, we issued 428 shares of common stock on December 23, 2019, valued at $37,500 or $87.62 per share.
(5)	Mr. Higgins resigned from our Board on February 10, 2020, effective April 1, 2020.
(6)	Pursuant to the terms of Mr. Higgins’ director agreement, we issued 428 shares of common stock on December 23, 2019, valued at $37,500 or $87.62 per share.
(7)	Mr. Sebes joined our Board on February 7, 2020.
(8)	Ms. Murphy joined our Board on February 10, 2020. Ms. Murphy did not receive any compensation for her services as a director during Fiscal 2020.
Discussion of Director Compensation
Pursuant to the terms of our Director Agreements for our independent directors, each non-employee director receives a $5,000 monthly retainer, plus a monthly retainer of $1,000 for participation on our Audit Committee, $750 for participation on our Compensation Committee, and $250 for participation on our Nominations Committee. The chairs of our Audit and Compensation Committees each receive an additional monthly retainer of $500, while the chair of the Nominations Committee receives an additional monthly retainer of $250. Independent directors also receive an annual award of common stock having a value of approximately $75,000. Directors who are also our employees do not receive separate compensation for their services as a director. Accordingly, neither Scott Absher nor Amanda Murphy was paid any compensation for their service as directors for Fiscal 2020, and we have no agreement to pay either of them any separate compensation for acting as a director. Non-Director compensation to Mr. Absher is set forth in the “Summary Compensation Table for Fiscal Years 2020 and 2019” included in the section entitled “Executive Compensation” set forth below. The compensation of Directors and Executive Officers is subject to future adjustments, as recommended by the Compensation Committee pursuant to the terms of its charter and approved by the Board.
Legal Proceedings
Administrative Order and Settlement with Alabama Securities Commission
On June 25, 2013, the Alabama Securities Commission issued a Cease and Desist Order (the “Order”) against Scott W. Absher and other named persons and entities, requiring that they cease and desist from further offers or sales of any security in the State of Alabama. The Order asserts that Mr. Absher was the president of a company that issued unregistered securities to certain Alabama residents, that he was the owner of a company that was seeking investments, and that in March 2011 he spoke to an Alabama resident who was an investor in one of the named entities. The Order concludes that Mr. Absher and others caused the offer or sale of unregistered securities through unregistered agents. While Mr. Absher disputes many of the factual statements and specifically that he was an owner or officer of any of the entities involved in the sale of the unregistered securities to Alabama residents, or that he authorized any person to solicit investments for his company, in the interest of allowing the matter to be resolved, he did not provide a response.

PROPOSAL NO. 1

ELECTION OF DIRECTORS
Our Board nominated Scott W. Absher, Kenneth W. Weaver, Whitney J. White, Christopher Sebes and Amanda Murphy for election at the annual meeting. If they are elected, they will serve on our Board until the 2022 annual meeting of shareholders and until their respective successors have been elected and qualified.
Unless authority to vote for any of these nominees is withheld, the shares represented by the enclosed proxy will be voted FOR the election of Scott W. Absher, Kenneth W. Weaver, Whitney J. White, Christopher Sebes and Amanda Murphy as directors. In the event that any nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as our Board may recommend in that nominee’s place. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.
Vote Required
A plurality of the shares cast for each nominee at the meeting is required to elect each nominee as a director. Votes that are withheld will not be included in the vote tally for the election of the directors. Broker non-votes will have no effect on the results of this vote.
The Board recommends a vote “FOR” each of Scott W. Absher, Kenneth W. Weaver, Whitney J. White, Christopher Sebes and Amanda Murphy to our Board. Proxies solicited by our Board will be voted in favor thereof unless a shareholder has indicated otherwise on the proxy.

PROPOSAL NO. 2

APPROVAL OF AMENDMENTS TO THE COMPANY’S 2017 STOCK OPTION/STOCK ISSUANCE PLAN
General
Our Board is requesting that our shareholders approve the adoption of amendments to the 2017 Stock Option/Stock Issuance Plan (the “Plan”), which amendments were approved by the Board on July 1, 2020. If this proposal is approved:
•	the number of shares authorized for issuance of awards under the Plan will be increased from 250,000 to 3,000,000;
•
a committee consisting of two of the Board’s independent directors, Kenneth W. Weaver and Whitney J. White, will be appointed to serve as Plan Administrator (as defined in the Plan), with power and authority to implement the Plan in accordance with its terms;

•	the Board will have authority, by majority vote, to terminate the functions of the Plan Administrator and reassume all powers and authority previously delegated to the Plan Administrator; and
•
our Chief Executive Officer will have the authority to grant any combination of incentive stock options (“ISOs”) and non-statutory options to any non-executive hires within 90 days of being hired, or to any non-executive employees who have been promoted within 90 days of their promotion, subject to limitations set forth in the Plan.

On the same day, the Board also approved the award of a combination of ISO and non-statutory stock options to several of our employees and contractors, and authorized our Chief Executive Officer to make additional awards pursuant to the terms of the Plan, as amended, subject to shareholder approval. The vesting schedule for the awards granted on July 1, 2020 is as follows: 25% upon the one-year anniversary of July 1, 2020 and (ii) the balance in a series of 12 successive equal quarterly installments upon grantee’s completion of each additional quarter of employment with the Company over said 12 quarter period. These grants are contingent upon shareholder approval and described below under “New Plan Benefits.”
The Plan authorized the issuance of a maximum of 10,000,000 shares of our Common Stock, as adjusted by any stock split, stock dividend, or any other change affecting our outstanding Common Stock as a class without the Company’s receipt of consideration, and which currently represents a maximum of 250,000 shares after giving effect to our 1 for 40 reverse stock split effective as of December 17, 2019. By its terms the Board has complete and exclusive power to amend or modify the Plan, provided that all amendments that require shareholder approval pursuant to applicable laws and regulations must receive such shareholder approval.
As of February 1, 2021, 241,942 shares of our common stock remain available for issuance under the Plan and options to purchase a total of 40,818 shares of common stock remain outstanding. As of February 1, 2021 a total of 8,058 shares of our common stock have been issued upon the exercise of options and vesting of other equity awards granted under the Plan, not including 40,818 options currently issued under the Plan, or 1,752,189 options granted to employees on or after July 1, 2020 that are subject to shareholder approval of this Proposal No. 2.
The Board asks you to cast a vote to approve the amendments to the Plan and the stock option grant awards made pursuant to the Plan through the following resolution:
“RESOLVED, that the Company’s shareholders approve (i) the Plan, as amended, substantially in the form attached to this proxy statement as Appendix A; (ii) the various stock option grant awards approved by our Board on July 1, 2020, as set forth below under the heading “New Plan Benefits” as part of Proposal No. 2 to this proxy statement; and (iii) any stock option grants awarded pursuant to the terms of the Plan subsequent to July 1, 2020, but prior to the convening of the annual meeting on March 31, 2021.”

Key Aspects of The Plan
The following sets forth key aspects of the Plan. A further summary of the material features of the Plan, as amended, is provided in “Description of our 2017 Stock Option/Stock Issuance Plan, As Amended” below.
•	The Plan is administered by a committee composed entirely of independent directors, or the Plan Administrator.
•
The proposed increase to the number of shares available for issuance under the Plan represents approximately 14% of the Company’s common stock issued and outstanding as of the close of business on February 1, 2021.

•
Approximately 67 employees have received grants of options to purchase our Common Stock under the Plan since July 1, 2020, subject to shareholder approval, as discussed below. No employees have been issued shares of our Common Stock under the Plan.

•
The right to purchase Common Stock pursuant to any option grant award, in the discretion of the Plan Administrator, may be fully and immediately vested upon issuance or may vest in one or more installments over the participant’s period of service or upon attainment of specified performance objectives.

•
The exercise price per share subject to any option award, and the price per share of any stock issued pursuant to the Stock Issuance Program set forth in the Plan may not be less than 100% of the Fair Market Value per share of Common Stock on the option grant date. If the recipient is a 10% shareholder, then the exercise price per share or the price per share of any stock issued may not be less than 110% of the Fair Market Value per share of Common Stock on the option grant date or stock issuance date under the Plan.

Reasons for Amendment of the Plan
On December 17, 2019, we effected a “1 for 40” reverse stock split, pursuant to which each 40 shares of our Common Stock issued and outstanding was exchanged for one share of our Common Stock. By virtue of this reverse stock split, the number of shares that we are authorized to issue under the Plan has been reduced from 10,000,000 to 250,000, which we do not believe will be sufficient to satisfy our needs for shares to make long-term incentive grants over the next several years. As a result, on July 1, 2020, our Board approved an amendment to the Plan to increase the number of shares available for issuance from 250,000 to 3,000,000, subject to shareholder approval.
Our Board believes that the increased number of shares available for issuance under the Plan represents a reasonable amount of potential additional equity dilution and allows us to continue awarding equity incentives, which are an important component of our compensation program as discussed below in “Executive Compensation.”
Description of our 2017 Stock Option/Stock Issuance Plan, As Amended and Restated
The following is a summary of the material features of the Plan, as amended. The following summary does not purport to be complete and is qualified in its entirety by reference to the terms of our Plan, which is attached to this proxy statement as Appendix A.
Types of Awards. The Plan provides for the grant of options to purchase shares and for the outright issuance of shares of Common Stock. Options granted may be ISOs as defined under Section 422(b) of the Internal Revenue Code (the “Code”). Options which do not qualify as ISOs and are referred to as non-statutory options (together with ISOs, “Options”) may also be granted under the Plan. Individuals who receive Options are referred to as “Optionees.”
Eligibility. Our employees, consultants, independent contractors, and nonemployee directors are eligible to receive Options and awards of shares of Common Stock under the Plan. Based on the Board’s current grant guidelines, the number of employees, including our named executive officers, currently eligible to participate in the Plan is approximately 67, and there are currently three (3) nonemployee directors.
Shares Subject to the Plan. The aggregate number of shares that may be issued under the Plan, if this proposal is approved by our shareholders, will be 3,000,000, subject to adjustment based on the occurrence of certain corporate events. As of the close of business on February 1, 2021, of this aggregate amount, approximately 48,876 shares had been issued or reserved for issuance under the Plan. As of the close of business on February 1, 2021, approximately 201,124 Options remained available for grant under the Plan. Shares deliverable under the Plan may consist of either Treasury Shares or originally issued shares. If an Option granted under the Plan expires or terminates without having been exercised in full, the shares subject to such Option will be available again for grant under the Plan. As of February 1, 2021, the fair market value of a share of common stock was $3.55.
Term of the Plan. The Plan will terminate no later than March 15, 2027.
Administration. The Plan Administrator has the authority to interpret the terms of the Plan and make and amend rules relating to the Plan. It also has the authority to select individuals to whom awards will be granted, to determine the terms and conditions of awards and to determine the number of shares issuable upon exercise of each Option. Under certain circumstances, the Plan Administrator may accelerate the exercise date of outstanding Options.
Exercise Price. The exercise price for each Option will be determined by the Plan Administrator, but will not be less than 100% of the fair market value of a share on the date of grant for any Option. If an ISO is granted to a holder of more than 10% of the combined voting power of our company, the exercise price will be at least 110% of the fair market value of a share on the date of grant.
Method of Exercise. Options will be exercisable in such manner as determined by the Plan Administrator, which may include acceptance of payment in the form of a full-recourse, interest-bearing promissory note.
Limits on Exercisability. No Option will be exercisable after the expiration of ten years from the date an Option is granted. Options will be exercisable at such times as determined by the Plan Administrator, but generally an Option will expire on the first to occur of: (i) 90 days after the date of a termination of employment for any reason other than disability, death or “misconduct” (as defined in the Plan), provided that the Plan Administrator may specify in the document governing the Option that an Option may be exercisable during a longer period after the Optionee ceases to be an employee, but in no event later than the expiration of the Option term specified in such document; or (ii) one year after the date of termination of employment due to death or disability. In the event of a termination for misconduct, all outstanding Options shall terminate immediately.
Transferability. In general, Options are not transferable by the Optionee except by will or by the laws of descent and distribution, and, during the lifetime of the Optionee, Options may be exercised only by the Optionee. However, the Plan permits the transfer of non-statutory options to certain family members in connection with an estate plan or domestic relations order.
Termination of Employment. Except as otherwise provided, and subject to the discretion of the Plan Administrator, upon termination of employment, all awards that are then still subject to restrictions or that have not vested will be forfeited.
Withholding. The Company’s obligation to deliver shares of Common Stock upon the exercise of any options granted under the Plan or upon the issuance or vesting of any shares issued under the Plan shall be subject to the satisfaction of all applicable federal, state and local income and employment tax withholding requirements.
Adjustments. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, appropriate adjustments shall be made to: (i) the maximum number and/or class of securities issuable under the Plan; and (ii) the number and/or class of securities and the exercise price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder.
Corporate Transactions. In the event of a “corporate transaction” (including a change-in-control transaction), as defined in the Plan, any outstanding Options will vest immediately, and become exercisable in full, subject to certain limitations and exceptions set forth in the Plan.

Amendment or Termination. The Plan may be amended or modified by our Board in all respects at any time, (aside from those amendments requiring shareholder approval), provided that no such amendment or modification shall adversely affect the rights and obligations with respect to options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the recipient of shares consents to such amendment or modification.
New Plan Benefits. See the section titled “New Plan Benefits” below for a discussion of awards expected to be made under our Plan, as amended, subject to the approval of Proposal No. 2 by our shareholders.
Federal Income Taxation
The following discussion is a summary of the material U.S. federal income tax consequences of Options granted under the Plan.
Non-Statutory Options. The grant of a non-statutory Option will not be a taxable event. The Optionee generally will recognize ordinary income upon exercise of the non-statutory Option, in an amount equal to the excess of the fair market value of the shares received at the time of exercise (including option shares withheld by us to satisfy tax withholding obligations) over the exercise price of the non-statutory Option, and we will be allowed a deduction in this amount.
Upon disposition of the shares received upon exercise, the Optionee will recognize long-term or short-term capital gain or loss, depending upon the length of time he or she held such shares. The amount of long-term or short-term capital gain or loss recognized by the Optionee upon disposition of the shares will be an amount equal to the difference between the amount realized on the disposition and the Optionee’s basis in the shares (which basis is ordinarily the fair market value of the shares on the date the Option was exercised).
Special tax rules may apply if an Optionee uses previously owned shares to pay the exercise price of an Option.
Incentive Stock Options. Neither the grant nor the exercise of an ISO will be a taxable event, except that the alternative minimum tax may apply at the time of exercise. The Optionee will recognize long-term capital gain or loss on a disposition of shares acquired upon exercise of an ISO provided the Optionee does not dispose of such shares within two years from the date the ISO was granted and within one year after the shares were transferred to the Optionee. For purposes of determining such gain or loss, the Optionee’s basis in such shares will, in general, be the exercise price of such Option. If the Optionee satisfies both of the holding periods described above, then we will not be allowed a deduction by reason of the exercise of the ISO.
If the Optionee disposes of the shares acquired upon exercise before satisfying the holding period requirements discussed above (a “disqualifying disposition”), his or her gain recognized on the disqualifying disposition will be taxed as ordinary income to the extent of the difference between the fair market value of the shares on the date of exercise and exercise price of such Option, and we will be entitled to a deduction in this amount. The gain (if any) in excess of the amount recognized as ordinary income on a disqualifying disposition will be long-term or short-term capital gain, depending upon the length of time the recipient held the shares.
New Plan Benefits
On July 1, 2020, we granted stock options to purchase an aggregate of 1,066,824 shares of our common stock to one member of the Board, two named executive officers, 32 employees and one contractor. The stock options, (certain of which have been forfeited due to subsequent employee terminations), have an exercise price of $5.40 per share and an expiration date that is ten years from the date of issuance. We granted additional stock options to purchase an aggregate of 675,000 shares of our common stock to 35 employees hired subsequent to July 1, 2020, (as adjusted for forfeitures due to subsequent employee terminations), with an exercise price equal to the closing price of our common stock on the Nasdaq Stock Market (“Nasdaq”) on each employee’s date of hire and an expiration date that is ten years from the date of issuance.
All of the options vest on the following schedule: (i) 25% upon the one-year anniversary of the date of the grant and (ii) the balance in a series of 12 successive equal quarterly installments upon grantee’s completion of each additional quarter of employment with the Company over said 12 quarter period. Options to purchase an aggregate of 1,741,824 shares cannot be exercised until, and are subject to, shareholder approval of an increase in shares under the Plan. If shareholder approval is not obtained, such options shall be cancelled.

The following table shows the total number of options that have been granted to the identified individuals and groups, which awards are subject to the approval of Proposal No. 2 by our shareholders:
Name and Position	Number of Options
Domonic J. Carney, Chief Financial Officer	61,459
Robert S. Gans, General Counsel and Secretary	50,000
All Current Executive Officers	111,459
All Non-Executive Directors	100,000
All Non-Executive Officer Employees	1,540,730
Total	1,752,189
Except as set forth in the table above, the amounts of future grants under the Plan are not determinable as awards under the Plan will be granted at the sole discretion of the Plan Administrator or other delegated persons and we cannot determine at this time either the persons who will receive awards under the Plan or the amount or types of any such awards.
Vote Required
The affirmative vote of a majority of the votes cast at the meeting at which a quorum representing a majority of all outstanding shares of the Company’s common stock entitled to vote is present and voting, either in person or by proxy, is required for approval of the Plan and award of stock options pursuant to the Plan. Abstentions will be treated as votes against this proposal. Broker non-votes will have no effect on the results of this vote.
Our Board is asking shareholders to approve the amendments to the Plan, and to approve the option awards issued pursuant to the Plan, as set forth in the resolution above. If the resolution is not approved, we will not be able to make the proposed 3,000,000 shares of Common Stock (less the 250,000 shares currently authorized under the Plan) available for issuance, and the option grant awards made pursuant to the Plan that are described above under “New Plan Benefits” will be null and void.
The Board recommends a vote “FOR” the amendments to the Plan, as well as the award of stock option grants pursuant to the Plan, as detailed above.

PROPOSAL NO. 3

APPROVAL OF AN AMENDMENT TO
THE COMPANY’S AMENDED AND RESTATED ARTICLES OF INCORPORATION
Our Board has determined that it would be in the best interests of the Company to amend its Amended and Restated Articles of Incorporation (the “Articles of Incorporation”) to provide for the federal district courts of the United States to be the exclusive judicial forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended (the “Securities Act”). The Board unanimously adopted this amendment at its meeting held on November 6, 2020, and further unanimously recommended that it be approved by our shareholders.
By way of background, the Securities Act and the Exchange Act generally govern the conduct of public companies (like us) and others in connection with the purchase and sale of securities. While claims arising under the Exchange Act must be brought in federal court, the United States Supreme Court recently determined that the Securities Act permits certain claims to brought in federal or state court. The result has been that some public companies have been placed in the position of being forced to defend identical litigation in multiple forums simultaneously, which dramatically increases the associated costs and burdens while potentially leading to inconsistent outcomes arising from the same set of facts.
Although we have never been subject to any claims arising under the Securities Act or the Exchange Act, our Board recognizes that public companies are often forced to defend themselves against such claims even when not meritorious. The Board believes that it would be in the best interests of the Company to be able to defend these claims exclusively in federal court, where there is a well-developed body of case law, judges are generally more familiar with the applicable federal statutes, and there is no risk of inconsistent rulings arising from multiple cases asserting the same claims and arising from the same set of facts and circumstances being pursued simultaneously in different venues. Accordingly, the Board asks you to cast a vote to approve the amendment of our Articles of Incorporation through the following resolution:
“RESOLVED, that the Company’s shareholders approve amending the Company’s Articles of Incorporation for the purpose of adding the following as Article X: ‘Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended. Any person or entity purchasing or otherwise acquiring any interest in any security of the Corporation shall be deemed to have notice of and consented to this Article.”
Vote Required
The affirmative vote of a majority of the votes cast at the meeting at which a quorum representing a majority of all outstanding shares of the Company’s common stock entitled to vote is present and voting, either in person or by proxy, is required to amend our Articles of Incorporation. Abstentions will be treated as votes against this proposal. Broker non-votes will have no effect on the results of this vote.
The Board recommends a vote “FOR” the amendment of the Articles of Incorporation to add Article X, as set forth above.

PROPOSAL NO. 4

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent external audit firm retained to audit the Company’s financial statements. As a matter of good corporate governance, the Audit Committee requests that shareholders ratify its selection of Marcum LLP (“Marcum”) to serve as our independent registered public accounting firm for Fiscal 2021. Marcum has served as our independent registered public accounting firm since 2017. If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another registered public accounting firm. Even if the selection is ratified, the Audit Committee may, in its discretion, select a different independent registered public accounting firm at any time during Fiscal 2021 if it determines that such a change would be in the best interests of the Company. The members of the Audit Committee and the Board believe that the continued retention of Marcum to serve as our independent external auditor is in the best interests of the Company.
A representative of Marcum LLP is expected to attend the annual meeting and will be available to make a statement, if so desired, or to respond to questions.
Principal Accountant Fees and Services
The following table shows the fees paid or reasonably expected to be incurred by us for the audit and other services provided by our auditor for fiscal years ended August 31, 2020 and 2019.
	2020	2019
Audit Fees	$419,000	$275,000
All Other Fees	229,000	—
Total	$648,000	275,000
As defined by the SEC, (i) “audit fees” are fees for professional services rendered by our principal accountant for the audit of our annual financial statements and review of financial statements included in our Form 10-K, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years; and (ii) “all other fees” are fees for products and services provided by our principal accountant, other than the services reported under “audit fees,” “audit-related fees,” and “tax fees.”
Policy on Audit Committee Pre-Approval of Services of Independent Auditors
Our Audit Committee has established policies and procedures regarding engagement and approval of all services provided by our independent auditor. Our Audit Committee will annually review and pre-approve the services that may be provided by our independent auditor without obtaining specific pre-approval from the Audit Committee. Unless a type of service has received general pre-approval, it requires specific pre-approval by our Audit Committee if it is to be provided by our independent auditor.
Ratification of the Independent Registered Public Accounting Firm
Although shareholder ratification is not required by our bylaws or otherwise, the appointment of Marcum as our Company’s independent registered public accounting firm to audit the consolidated financial statements for Fiscal 2021 is being submitted to our shareholders for ratification because we believe it is a matter of good corporate governance. If our shareholders do not ratify the appointment of Marcum, the adverse vote will be considered as a recommendation to the Audit Committee to select other auditors for the following fiscal year. However, due to the difficulty in making any substitution of auditors after the beginning of the fiscal year, it is contemplated that the appointment of Marcum for Fiscal 2021 will be permitted to stand unless the Audit Committee finds other good reason for making a change. Also, the Audit Committee may terminate Marcum’s engagement as our independent registered public accounting firm without the approval of our shareholders if it deems termination appropriate and in the Company’s best interest.

Vote Required
The affirmative vote of a majority of the votes cast that are entitled to vote at the annual meeting is required for the ratification of the appointment of the Company’s independent registered public accounting firm. Abstentions will be treated as votes against this proposal. Broker non-votes will have no effect on the results of this vote.
The Board recommends a vote “FOR” the ratification of Marcum as our independent registered public accounting firm for Fiscal 2021. Proxies solicited by our Board will be voted in favor of such ratification unless a shareholder indicates otherwise on the proxy.

PROPOSAL NO. 5

ADVISORY VOTE ON APPROVAL OF EXECUTIVE COMPENSATION
Under Section 14A of the Exchange Act, our shareholders are entitled to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with SEC rules. Accordingly, the Board is seeking an advisory vote on the compensation of the Company’s Chief Executive Officer, Chief Financial Officer, and General Counsel (collectively, our “named executive officers”). This proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the named executive officers.
As discussed in the “Executive Compensation” section of this proxy statement, we have designed our executive compensation program to attract and retain the highest quality executive officers and build value for our shareholders. The program provides total compensation opportunities at levels that are competitive in our industry and endeavors to align the interests of our executives with the interests of our shareholders. The Board encourages you to review carefully the “Executive Compensation” section of this proxy statement, and asks you to cast a vote to approve the compensation of our named executive officers through the following resolution:
“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s proxy statement for the annual meeting convened on March 31, 2021, pursuant to the compensation disclosure rules of the SEC, including the “Executive Compensation” section of the Company’s proxy statement, the compensation tables and related narrative discussion.”
This say-on-pay vote is advisory and therefore not binding on the Company, the Compensation Committee or the Board, but we value the opinions of our shareholders. To the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will consider our shareholders’ concerns and the Board and Compensation Committee will evaluate whether any actions are necessary to address those concerns.
Vote Required
The affirmative vote of a majority of the votes present or represented by proxy and entitled to vote at the annual meeting is required to approve, on an advisory basis, the compensation of our named executive officers, as described in this proxy statement. Abstentions will be treated as votes against this proposal. Broker non-votes will have no effect on the results of this vote.
The Board recommends a vote “FOR” the approval of the compensation of our named executive officers, as disclosed in this proxy statement. Proxies solicited by our Board will be voted in favor of such approval unless a shareholder indicates otherwise on the proxy card.

PROPOSAL NO. 6

ADVISORY VOTE ON FREQUENCY OF EXECUTIVE COMPENSATION VOTE
Under Section 14A of the Exchange Act, the Company’s shareholders are entitled to vote to approve, on an advisory (non-binding) basis, the frequency with which they should consider proposals similar to Proposal No. 5. Accordingly, we have determined to hold an advisory vote on the frequency of our advisory executive compensation vote, which the Compensation Committee and Board will take into consideration when determining the frequency of holding an advisory vote on the compensation of our named executive officers for the next six years. We are asking our shareholders to state whether they wish the Company to include an advisory vote on the compensation of our named executive officers every:
•	year;
•	two years; or
•	three years.
The Board recommends that you vote to hold an advisory vote on executive compensation every three years. The Board believes that consideration of this issue on a triennial basis will encourage shareholders to evaluate our executive compensation from a perspective in alignment with the Company’s long-term goals in terms of growth and creation of shareholder value. The Board believes that this is particularly appropriate in the case of our Company, which is in the early stages of its development, and is seeking to attract and incentivize executives who have the skills and experience to bring the Company’s long-term plans to fruition.
This advisory say-on-pay vote frequency resolution is not binding on our Compensation Committee or our Board. However, our Compensation Committee and our Board will review the voting results and take them into consideration when making future decisions regarding how frequently we should present the advisory vote on the compensation of our named executive officers to our shareholders.
Vote Required
The proxy card provides shareholders with the opportunity to choose among four options (holding the vote every one, two or three years, or abstaining) and, therefore, shareholders will not be voting to approve or disapprove our Boards’ recommendation. The affirmative vote of a majority of the shares voted for this proposal — every year, every two years or every three years — will be the frequency approved, on an advisory basis, by our shareholders. However, because the vote on the frequency of holding future advisory votes on the compensation of our named executive officers is not binding, if none of the frequency options receives a majority vote, the option receiving the greatest number of votes will be considered the frequency preferred by our shareholders.
The vote of a majority of the votes cast at the annual meeting will be the frequency of holding an advisory vote on the compensation of our named executive officers that is approved by our shareholders. Abstentions and broker non-votes will have no effect on the result of this vote.
The Board recommends a vote to approve, on an advisory basis, the frequency of holding a vote on the compensation of our named executive officers every three years. Proxies solicited by our Board will be voted in favor of such frequency unless a shareholder indicates otherwise on the proxy card.

CODE OF CONDUCT AND ETHICS
We have adopted a code of conduct and ethics that applies to all of our employees, including our Chief Executive Officer, Chief Financial Officer, and other accounting officers. The text of the code of conduct and ethics is filed with the SEC as an exhibit to our Annual Report on Form 10-K and will be made available to shareholders without charge, upon request, in writing to the attention of our Secretary, c/o ShiftPixy, Inc., 501 Brickell Key Drive, Suite 300, Miami, FL 33131. Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to our directors, principal executive officer and principal financial officer will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting or the issuance of a press release of such amendments or waivers is then permitted by the rules of Nasdaq.
OTHER MATTERS
Our Board knows of no other business which will be presented to the annual meeting. If any other business is properly brought before the annual meeting, proxies will be voted in accordance with the judgment of the persons named therein.
SHAREHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR
To be considered for inclusion in the proxy statement relating to our 2022 annual meeting of shareholders, we must receive shareholder proposals (other than for director nominations) no later than October 14, 2021. To be considered for presentation at the 2022 annual meeting, although not included in the proxy statement, proposals (including director nominations that are not requested to be included in our proxy statement) must be received no earlier than October 14, 2021 and no later than December 28, 2021. Proposals that are not received in a timely manner will not be voted on at the 2022 annual meeting. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All shareholder proposals should be marked for the attention of Secretary, ShiftPixy, Inc., at 501 Brickell Key Drive, Suite 300, Miami, FL 33131.

EXECUTIVE OFFICER COMPENSATION
Summary Compensation Table for Fiscal 2020 and 2019
The following table provides information regarding the compensation paid or accrued during Fiscal 2020 and the fiscal year ended August 31, 2019 (“Fiscal 2019”), to our named executive officers.
Name and Principal Position	Year	Salary ($)	Stocks Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Scott W. Absher	2020	750,000	—	—	—	—(2)	750,000
President, Chief Executive Officer and Director	2019	750,000	—	—	—	—	750,000
Domonic J. Carney	2020	350,000	—	269,313(3)	—	—	619,313
Chief Financial Officer	2019	12,115(4)	—	—	—	—	12,115
Robert S. Gans	2020	72,917(5)	—	219,100(6)	—	—	292,017
General Counsel and Secretary	2019	—	—	—	—	—	—
(1)
The amount shown for option awards represents the grant date fair value of such awards granted to the named executive officers as computed in accordance with FASB ASC Topic 718, Compensation-Stock Compensation. For each award, the grant date fair value is calculated using the closing price of our common stock on the grant date. This amount does not correspond to the actual value that may be realized by the named executive officers upon vesting or exercise of such award. For information on the assumptions used to calculate the value of the awards, refer to Note 11 to the Consolidated Financial Statements contained in our Annual Report on Form 10-K for Fiscal 2020, filed with the SEC on November 30, 2020.

(2)
During Fiscal 2021, we made one-time payments to certain of our employees totaling approximately $570,000 in connection with their agreement to relocate from California to our new headquarters in Miami, Florida. Included among these was a payment to Mr. Absher of $160,000, and to Amanda Murphy, our Director of Operations and a member of our Board, of $80,000. All payments were reviewed and approved by our Audit and Compensation Committees.

(3)
Represents 61,459 options issued pursuant to the Plan on July 1, 2020, conditional upon shareholder approval, exercisable at a price of $5.40 per share, which is estimated to have been the fair market value price per share at the time of the award.

(4)
Mr. Carney joined our company on August 4, 2019 and received an annual salary of $350,000 for Fiscal 2019, (pro-rated to reflect the portion of Fiscal 2019 that he was employed by the Company), and Fiscal 2020. On November 6, 2020, the Board, acting upon the recommendation of its Compensation Committee, approved an increase in Mr. Carney’s annual salary to $450,000, effective November 1, 2020.

(5)
Mr. Gans joined our company on June 15, 2020 and received an annual salary of $350,000 for Fiscal 2020 (pro-rated to reflect the portion of Fiscal 2020 that he was employed by the Company). On November 6, 2020, the Board, acting upon the recommendation of its Compensation Committee, approved an increase in Mr. Gans’ annual salary to $450,000, effective November 1, 2020.

(6)
Represents 50,000 options issued pursuant to the Plan on July 1, 2020, conditional upon shareholder approval, exercisable at a price of $5.40 per share, which is estimated to have been the fair market value price per share at the time of the award.

Our named executive officers are entitled to all benefits generally made available to our employees, including the eligibility to participate in our 401(k) plan. Our 401(k) plan is intended to be a tax-qualified defined contribution plan under Section 401(k) of the Code. In general, all of our employees who are at least 21 years of age are eligible to participate in our 401(k) plan at the beginning of the next calendar quarter immediately following their hire. Our 401(k) plan includes a salary deferral arrangement pursuant to which participants may contribute up to the maximum amount permitted by the Code. While we have the ability to make both matching and additional contributions, subject to certain Code limitations, at the discretion of our Board, we have not made any such contributions in the past, nor do we anticipate making any such contributions at this time. A separate account is maintained for each participant in our 401(k) plan, which is 100% vested to the extent it consists of the participant’s own contributions. Distributions from our 401(k) plan may be made in the form of a lump sum cash payment or, for required minimum distribution, in installment payments.

Narrative Disclosure to Summary Compensation Table
Compensation Philosophy
Our compensation philosophy endeavors to align the interests of our executive officers with those of our shareholders and induce our executive officers to remain in our employ. We believe that this is best accomplished by the following:
•	paying our executives a base salary commensurate with their backgrounds, industry knowledge, special skill sets and responsibilities; and
•	making periodic grants of restricted stock and/or stock options.
Our overall goal is to ensure that our executive compensation program and policies are consistent with our strategic business objectives and that we provide incentives for the attainment of those objectives. We strive to accomplish this goal in the context of a compensation program that includes annual base salary and stock ownership.
Compensation Objectives
The objective of our executive compensation program is to attract, retain and motivate talented executives who are critical for our continued growth and success and to align the interests of these executives with those of our shareholders. To achieve this objective, besides annual base salaries, our executive compensation program utilizes a combination of annual incentives through structured cash bonuses based on pre-defined goals and long-term incentives through equity-based compensation. In establishing overall executive compensation levels, our Compensation Committee considers a number of criteria, including the executive’s scope of responsibilities, prior and current period performance, attainment of individual and overall company performance objectives and retention concerns, and the results of the advisory vote of the shareholders on the “say-on-pay” proposal at the prior years’ annual meeting of the shareholders. Our Chief Executive Officer and our Compensation Committee believe that substantial portions of executive compensation should be linked to the overall performance of our Company, and that the contribution of individuals over the course of the relevant period to the goal of building a profitable business and shareholder value will be considered in the determination of each executive’s compensation.
Compensation Process
Our Compensation Committee reviews and administers our compensation program for each of our “named executive officers.” Our named executive officers for Fiscal 2020 and through the date of this proxy statement consisted of our Chief Executive Officer, Scott W. Absher, our Chief Financial Officer, Domonic J. Carney, and our General Counsel and Secretary, Robert S. Gans.
Total Compensation and Elements of Compensation
Our principal focus is on total compensation. Although we do informally review what other companies within our industry or other companies of comparable size, growth, performance and complexity are offering to their executives, we believe the appropriate level of compensation is determined through careful consideration of the individual employee and our business goals. We consider a variety of factors in determining the total compensation for our named executive officers, including their backgrounds, industry knowledge, special skill sets and responsibilities.
Our executive compensation program primarily consists of base salary and long-term incentives in the form of restricted stock and/or stock options. We also provide our named executive officers with minimal perquisites and personal benefits, as well as the ability to contribute a portion of their earnings to our 401(k) plan. Our 401(k) plan is available generally to all of our employees.
Base Salary
We offer what we believe to be competitive base salaries to our named executive officers, which is sufficient to attract talented executives and provide a secure base of cash compensation. Due to the relatively small size of our industry and the limited number of public competitors, we have not yet engaged in any formal compensation benchmarking studies; however, our base salary levels for our named executive officers are generally believed to be competitive in relation to salary levels of executive officers in other companies within our industry or other companies of comparable size, growth, performance and complexity, while also taking into consideration the executive officer’s position, responsibility and special expertise. In the past, we have retained a compensation consulting firm to assist us in the review and development of compensation of our executive officers.
Long-Term Incentive Compensation
Our compensation objective of inducing executives to remain in our employ as well as aligning their interests with those of our shareholders leads us to make periodic equity awards, which have primarily been in the form of stock option grants to date. These awards provide incentives for our named executive officers to remain with us over the long term and gives the Compensation Committee additional flexibility to reward superior performance. We believe that dependence on equity for a significant portion of a named executive officer’s compensation serves to align such executive’s interests with those of our shareholders, since the ultimate value of such compensation is linked directly to our stock price.
We utilize a single equity incentive plan for our long-term incentive compensation, which is described in detail above and appended to this proxy statement. One of the goals of the issuance of stock options under our Plan is to incentivize efforts to increase shareholder value over the long-term, which will ultimately be reflected in the market price of our Common Stock.
Mr. Absher is the Company’s largest shareholder. As such, the Compensation Committee believes that his interests are closely aligned with the Company’s public shareholders, and therefore did not recommend the award of any stock options to him during Fiscal 2020. Messrs. Carney and Gans were awarded stock options during Fiscal 2020 pursuant to the Plan, contingent upon shareholder approval. The awards to Messrs. Carney and Gans were made in accordance with our Company’s Stock Option Grant Policy, which grants stock options to employees based on their salary level on their first day of employment. Unless the Plan Administrator otherwise provides, each option is immediately exercisable, but the shares subject to such option vest over a four-year period as follows: 25% vest upon the completion of twelve months of service following the award, with the balance vesting in equal quarterly installments over the ensuing twelve successive quarters of service.
The Compensation Committee does not have any current plans to make additional specific grants of stock options or restricted stock to our named executive officers, except as is consistent with our Stock Option Grant Policy. However, the Compensation Committee may in the future grant additional equity awards to our named executives as part of our strategy of providing meaningful long-term performance-based incentives for our management team to more closely align management’s interest with the interests of our shareholders. Although not part of the Stock Option Grant Policy, it is anticipated that the Compensation Committee will recommend that awards be made to employees (including executive officers) each year on the anniversary of their initial grant in amounts comparable to their initial grants.
Perquisites and Personal Benefits
Our named executive officers receive additional compensation consistent with our philosophy of hiring and retaining key personnel. Such perquisites include executive health and dental insurance.
Equity Ownership Guidelines
We have an ownership philosophy, rather than a formal policy, regarding equity ownership by our named executive officers. The objectives of our philosophy are to instill an ownership mindset among our senior management and to align the interests of our named executive officers with the interests of our shareholders. The long-term incentive compensation arrangement discussed above is intended to align the beneficial ownership interests of our named executive officers with our Compensation Committee’s ownership level expectations.
Practice Prohibiting Hedging
Although we have not adopted any policies prohibiting hedging, as a practice we restrict executive officers and directors from engaging in any hedging transactions (i.e. transactions in which they may profit from short-term speculative swings in the value of our securities). This includes “short sales” (selling borrowed securities that the seller hopes can be purchased at a lower price in the future) or “short sales against the box” (selling owned, but not delivered securities) and “put” and “call” options.

Accounting for Stock-Based Compensation
We account for stock-based compensation under the recognition and measurement principles of ASC 718, Compensation- Stock Compensation, which requires all share-based payments to employees, including grants of employee stock options, to be recognized in the consolidated statements of operations at their fair values. Share grants are valued at the closing market price on the date of issuance, which approximates fair value. For option grants, the grant date fair value is determined using the Black-Scholes-Merton (“Black-Scholes”) pricing model. Option grants are typically issued with vesting depending on a term of service. For all employee stock options granted, the Company recognizes expense over the employee’s requisite service period (generally the vesting period of the equity grant).
The Company’s option pricing model requires the input of highly subjective assumptions, including the expected stock price volatility and expected term. The expected volatility is based on the historical volatility of the Company’s common stock since its Initial Public Offering. Any changes in these highly subjective assumptions could materially impact stock-based compensation expense. The expense related to equity compensation has been and will continue to be a material consideration in our overall compensation program.
Risk Considerations in our Compensation Program
The Compensation Committee is responsible for reviewing and overseeing the compensation and other benefits structure applicable to our employees generally. We do not believe that our compensation policies and practices for our employees give rise to risks that are reasonably likely to have a material adverse effect on our Company. In reaching this conclusion, we considered the following factors:
•	Our compensation program is designed to provide a combination of both fixed (salary) and variable (stock and stock options) compensation.
•
The variable portions of compensation are designed to reward longer term performance. We believe this lessens any incentive for short-term risk taking that could be detrimental to our Company’s long-term best interests.

Grants of Plan-Based Awards During Fiscal 2020
The following table sets forth information with respect to grants of Plan-based awards to our named executive officers in Fiscal 2020, including cash awards and equity awards. Each of the awards set forth below is contingent upon shareholder approval.
Name	Grant Date	Estimated future payouts under non-equity incentive plan awards	Estimated future payouts under equity incentive plan awards	All other stock awards: Number of shares of stock or units (#)	All other option awards: Number of Securities underlying options (#)	Exercise or base price of option awards ($/Share)	Grant date fair value of stock and option awards (1)
Scott W. Absher	—	—	—	—	—	—	—
Domonic J. Carney	July 1, 2020(2)	—	—	—	61,459	$5.40	—
Robert S. Gans	July 1, 2020(2)	—	—	—	50,000	$5.40	—
(1)	The weighted average fair value of stock option awards for the executive officers at grant date, using the assumptions noted below, is $5.40 per share.
(2)	The options were issued pursuant to the Plan on July 1, 2020 and are subject to shareholder approval.
The Company granted options to purchase an aggregate total of 1,506,096 shares of common stock during Fiscal 2020, of which options to purchase 111,459 shares were granted to executive officers.

The weighted average estimated fair value of all stock options granted in Fiscal 2020 was $4.30 per share at grant date. Such fair values were estimated using the Black-Scholes pricing model and the following weighted average assumptions:
2020
Expected life	5 years
Estimated volatility	111-117%
Risk-free interest rate	0.22-0.41%
Dividends	—
Stock option activity during Fiscal 2020 is summarized as follows:
	Options Outstanding	Weighted Average Exercise Price
Options outstanding at August 31, 2019	50,749	$95.20
Exercised	—	—
Granted	1,506,096	5.30
Forfeited	(158,105)	$56.00
Expired	—	—
Options outstanding at August 31, 2020	1,398,740	$8.85
Options exercisable at August 31, 2020	41,603	$102.30
Stock Plans
Our Plan is described in detail above. Subject to shareholder approval, the Company has reserved a total of 3,000,000 shares of common stock for issuance under the Plan. Of these shares, as of August 31, 2020, approximately 1,398,740 options and no shares have been designated by the Board for issuance and approximately 20,672 of the options have been forfeited and returned to the option pool under the Plan as a consequence of employment terminations.
Outstanding Equity Awards at 2020 Fiscal Year End
Common Stock Options
The following table summarizes the outstanding equity awards held by each named executive officer as of August 31, 2020, subject to shareholder approval of the amendments to the Plan. This table includes unexercised and unvested options and equity awards.
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Scott W. Absher President, Chief Executive Officer and Director	1,250	—	160.00	3/15/2027
Domonic J. Carney Chief Financial Officer	—	61,459	5.40	6/30/2030
Robert S. Gans General Counsel and Secretary	—	50,000	5.40	6/30/2030
Common Stock Option Exercises and Common Stock Vested During Fiscal 2020
There were no common stock option exercises or stock awards vested for any named executive officer during Fiscal 2020.
Change in Control Agreements
None.

AUDIT COMMITTEE REPORT
The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of our accounting, auditing and financial reporting practices. During Fiscal 2020, the Audit Committee met four times and discussed internal control, accounting, auditing and our financial reporting practices with our Chief Financial Officer and our independent auditors and accountants, Marcum. Also, in discharging our oversight responsibility as to the audit process, each member of the Audit Committee has reviewed our audited financial statements for Fiscal 2020, and the Audit Committee members met with management and Marcum, both together and in separate sessions, to discuss the audited financial statements. These sessions included a discussion with Marcum of the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, issued by the Public Company Accounting Oversight Board. Based on the Audit Committee’s review of the audited financial statements and discussions with management and Marcum, the Audit Committee recommended to our Board that the audited financial statements be included in our Annual Report on Form 10-K for Fiscal 2020 for filing with the SEC.
In addition, the Audit Committee has received from Marcum the written disclosures and communications required by the Public Company Accounting Oversight Board regarding Marcum’s independence, and has discussed with Marcum the issue of its independence in connection with its audit of the Company’s financial statements for Fiscal 2020. Since Marcum also provided certain non-audit related services to the Company in connection with its public equity offerings during Fiscal 2020, the Audit Committee considered and determined that Marcum’s provision of non-audit services was consistent and compatible with maintaining such firm’s independence.
Kenneth W. Weaver, Chair
Whitney J. White

DELINQUENT SECTION 16(a) REPORTS
Our records reflect that all reports which were required to be filed pursuant to Section 16(a) of the Exchange Act were filed on a timely basis, except that initial reports of ownership were filed late by Christopher Sebes and Amanda Murphy.
TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS
In accordance with its charter, our Audit Committee is responsible for reviewing and approving, or rejecting, any transactions with “related persons” as defined by SEC rules and any potential conflicts of interest between us and any third party. The Audit Committee reviews and considers such transactions on a case-by-case basis in light of all facts and circumstances and does not use any prescribed criteria for approving or rejecting any proposed transaction or relationship.
Director Compensation
On August 9, 2018, Kenneth Weaver, our Audit Committee chair and independent director, was granted 12,296 shares of our common stock at a fair value at the time of issuance of $37,500 or $3.05 per share. The shares in connection with such issuance were deemed to have been purchased and immediately vested on August 9, 2018, as a consequence of Mr. Weaver’s continued service as director through that date. An additional 12,296 shares were also committed on August 9, 2018, to issue through the 2017 Plan to Mr. Weaver, at a fair value of $37,500 or $3.05 per share, and deemed to have been purchased and immediately vested on November 30, 2018, as a consequence of Mr. Weaver’s continued service as director through that date.
On April 16, 2019, Whitney White, one of our independent directors, was issued 16,448 shares of our common stock for services rendered valued at $37,500 at a fair value at the time of issuance of $2.28 per share.
On August 19, 2019, Mr. Weaver was issued 79,788 shares of our common stock for services rendered valued at $37,500 at a fair value of $0.47 per share.
On December 23, 2019, pursuant to the terms of his director agreement, we issued to Mr. White 428 shares of our common stock, valued at $37,500 or $87.62 per share.
On February 10, 2020, Amanda Murphy was appointed to our Board. Ms. Murphy is our Director of Operations and received approximately $240,000 and $218,000 in salaried compensation in Fiscal 2020 and Fiscal 2019, respectively. During the first quarter of Fiscal 2021, in connection with her relocation to Miami, Florida as part of the relocation of our principal executive offices, Ms. Murphy received a one-time incentive payment of approximately $80,000 in addition to reimbursement of her expenses associated with her relocation.
During the first quarter of Fiscal 2021, Scott Absher, our CEO and Board Chair, received a one-time incentive payment of approximately $160,000 in connection with his relocation to Miami, Florida as part of the relocation of our principal executive offices, in addition to reimbursement of his expenses associated with his relocation.
J. Stephen Holmes
On June 6, 2019, J. Stephen Holmes, our non-employee Sales Manager and one of our founders and a significant shareholder (after giving effect to unexercised Preferred Options, as defined below), was advanced $325,000 in cash. On July 18, 2019, Mr. Holmes repaid the advance by returning 558,132 shares of common stock to the Company at a fair value of $0.58 per share. We classified these shares as treasury stock, which were retired in Fiscal 2020. In addition, we incurred $750,000 in professional fees for services provided by Mr. Holmes in each of Fiscal 2020 and Fiscal 2019.
Preferred Options
On January 3, 2020, effective January 1, 2020, we entered into an asset purchase agreement with Shiftable HR Acquisition, LLC, part of Vensure Employer Services, Inc. (the “Vensure Asset Sale”). Upon the consummation of the Vensure Asset Sale, the holders of our options to acquire our preferred stock (the “Preferred Options”) obtained the right to exercise each Preferred Option to purchase one share of our preferred stock for $0.0001 per share. Each share of preferred stock is convertible into common stock on a one-for-one basis. As of the date of this Amendment, there are outstanding Preferred Options exercisable to purchase up to

11,840,070 shares of preferred stock which are convertible into an equal number of shares of common stock. Scott W. Absher, our Chief Executive Officer and director, exercised all of his 12,500,000 Preferred Options on June 4, 2020. Mr. Holmes owns 11,790,000 Preferred Options which are outstanding as of February 1, 2021. The Preferred Options held by Mr. Holmes became exercisable to purchase preferred stock upon the occurrence of the Vensure Asset Sale. Additionally, at some point in the future we intend to adopt a second grant of options granting an additional 12,500,000 Preferred Options to each of Messrs. Absher and Holmes whereby each option will permit the holder to acquire one share of our preferred stock for $0.0001 per share.
Related Persons to Scott Absher
Mark Absher, the brother of Scott Absher, was previously employed as our Registered In-House Counsel, Director and Secretary. Mr. Absher resigned from his positions with the Company on February 6, 2019 and received compensation of $276,951 in Fiscal 2019.
David May, a member of our business development team, is the son-in-law of Scott Absher. Mr. May received compensation, including sales commissions, of approximately $132,000 and $107,728 in Fiscal 2020 and Fiscal 2019, respectively. Mr. May’s compensation package for Fiscal 2021 is $125,000 in salary plus commissions earned. In addition, in connection with his relocation to Miami, Florida, as part of the relocation of our principal executive offices, Mr. May received a one-time incentive payment of approximately $80,000 during the first quarter of Fiscal 2021, in addition to reimbursement for expenses associated with his relocation.
Phil Eastvold, the Executive Producer of ShiftPixy Labs, is the son-in-law of Scott Absher. Mr. Eastvold was hired on September 1, 2020 and therefore did not receive any compensation in Fiscal 2020 or Fiscal 2019. Mr. Eastvold’s salary for Fiscal 2021 is $200,000. In addition, in connection with his relocation to Miami, Florida as part of the relocation of our principal executive offices, Mr. Eastvold received a one-time incentive payment of approximately $88,000 during the first quarter of Fiscal 2021, in addition to reimbursement for expenses associated with his relocation.
Connie Absher, (the spouse of Scott Absher), Elizabeth Eastvold, (the daughter of Scott Absher and spouse of Mr. Eastvold), and Hannah Absher, (the daughter of Scott Absher), are also employed by the Company. Andrew Absher, the nephew of Scott Absher and the son of Mark Absher, was employed by the Company through May 29, 2019. These individuals, as a group, received aggregate compensation of $182,500 and $185,744 in Fiscal 2020 and Fiscal 2019, respectively. In addition, in connection with her relocation to Miami, Florida as part of the relocation of our principal executive offices, Hannah Absher received a one-time incentive payment of approximately $18,000 during the first quarter of Fiscal 2021, in addition to reimbursement for expenses associated with her relocation.

SHIFTPIXY, INC.
ATTN: ROBERT GANS
501 BRICKELL KEY DRIVE, SUITE 300
MIAMI, FL 33131

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D32777-P48840 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SHIFTPIXY, INC.

The Board of Directors recommends a vote FOR Proposals 1, 2, 3, 4 and 5 and FOR "3 YEARS" for Proposal 6.

1. **Election of Directors** (or if any nominee is not available for election, such substitute as the Board of Directors may designate):

	For	Withhold
1a. SCOTT W. ABSHER	☐	☐
1b. KENNETH W. WEAVER	☐	☐
1c. WHITNEY J. WHITE	☐	☐
1d. CHRISTOPHER SEBES	☐	☐
1e. AMANDA MURPHY	☐	☐

	For	Against	Abstain
2. Proposal to approve amendments to the Company's 2017 Stock Option/Stock Issuance Plan (the "Plan") and the award of stock option grants pursuant to the Plan.	☐	☐	☐
3. Proposal to approve an amendment to the Company's Amended and Restated Articles of Incorporation.	☐	☐	☐
4. Proposal to ratify the selection of Marcum LLP as the Company's independent registered public accounting firm for the fiscal year ending August 31, 2021.	☐	☐	☐
5. Proposal to approve, on an advisory basis, the compensation of the Company's named executive officers, as disclosed in the proxy statement.	☐	☐	☐

	3 Years	2 Years	1 Year	Abstain
6. Proposal to approve, on an advisory basis, the frequency of holding a vote on the compensation of the Company's named executive officers.	☐	☐	☐	☐

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

D32778-P48840

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

MARCH 31, 2021

SHIFTPIXY'S BOARD OF DIRECTORS SOLICITS THIS PROXY

The undersigned, revoking any previous proxies relating to these shares, hereby appoints Scott W. Absher and Domonic J. Carney, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the Common Stock of ShiftPixy, Inc. registered in the name provided in this Proxy which the undersigned is entitled to vote at the 2021 Annual Meeting of Stockholders, to be held solely via live audio webcast on the internet at 1:00 p.m. EDT on Wednesday, March 31, 2021, and at any adjournments of the meeting, with all the powers the undersigned would have if personally present at the meeting. Without limiting the general authorization given by this Proxy, the proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the Proxy.

This Proxy, when executed, will be voted in the manner directed herein. If you do not specify how you want these shares to be voted, this Proxy will be voted FOR the election of Directors, FOR Proposals 2, 3, 4 and 5, and FOR "3 YEARS" in Proposal 6.

In their discretion the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments of the meeting.

If you wish to vote by telephone or Internet, please read the directions on the reverse side.

Appendix A

SHIFTPIXY, INC.

2017 STOCK OPTION / STOCK ISSUANCE PLAN

(As Revised by Board Resolution Dated July 1, 2020)
ARTICLE ONE

GENERAL PROVISIONS
I. PURPOSE OF THE PLAN
This 2017 Stock Option/Stock Issuance Plan is intended to promote the interests of ShiftPixy, Inc., a Wyoming corporation, by providing eligible persons in the Corporation’s employ or service with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to continue in such employ or service.
Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix.
II. STRUCTURE OF THE PLAN
A. The Plan shall be divided into two separate equity programs:
(i) the Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock, and
(ii) the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary).
B. The provisions of Articles One and Four shall apply to both equity programs under the Plan and shall accordingly govern the interests of all persons under the Plan.
III. ADMINISTRATION OF THE PLAN
A. The Plan shall be administered by the Plan Administrator. Any or all administrative functions otherwise exercisable by the Board may be delegated to the Plan Administrator. Members of the Plan Administrator shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Plan Administrator and reassume all powers and authority previously delegated to the Plan Administrator by majority vote of the Board.
B. The Plan Administrator shall have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Plan and to make such determinations under, and issue such interpretations of, the Plan and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan or any option grant or stock issuance thereunder.
IV. ELIGIBILITY
A. The persons eligible to participate in the Plan are as follows:
(i) employees,
(ii) non-employee members of the Board or the non-employee members of the board of directors of any Parent or Subsidiary, and

(iii) consultants and other independent contractors who provide services to the Corporation (or any Parent or Subsidiary).
B. The Plan Administrator shall have full authority to determine, (i) with respect to the grants made under the Option Grant Program, which eligible persons are to receive such grants, the time or times when those grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non- Statutory Option, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding, and (ii) with respect to stock issuances made under the Stock Issuance Program, which eligible persons are to receive such issuances, the time or times when those issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration to be paid by the Participant for such shares.
C. The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.
V. STOCK SUBJECT TO THE PLAN
A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 10,000,000 shares.
B. Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent: (i) the options expire or terminate for any reason prior to exercise in full; or (ii) the options are cancelled in accordance with the cancellation-regrant provisions of Article Two. Unvested shares issued under the Plan and subsequently repurchased by the Corporation, at the option exercise or direct issue price paid per share, pursuant to the Corporation’s repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan.
C. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, appropriate adjustments shall be made to: (i) the maximum number and/or class of securities issuable under the Plan; and (ii) the number and/or class of securities and the exercise price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator shall be final, binding, and conclusive. In no event shall any such adjustments be made in connection with the conversion of one or more outstanding shares of the Corporation’s preferred stock into shares of Common Stock.
ARTICLE TWO

OPTION GRANT PROGRAM
I. OPTION TERMS
Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.
A. Exercise Price.
1. The exercise price per share shall be fixed by the Plan Administrator in accordance with the following provisions:
(i) The exercise price per share shall not be less than 100% of the Fair Market Value per share of Common Stock on the option grant date.
(ii) If the person to whom the option is granted is a 10% Stockholder, then the exercise price per share shall not be less than 110% of the Fair Market Value per share of Common Stock on the option grant date.

2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Four and the documents evidencing the option, be payable in cash or check made payable to the Corporation. Should the Common Stock be registered under Section 12 of the 1934 Act at the time the option is exercised, then the exercise price may also be paid as follows:
(i) in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation’s earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date; or
(ii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions (A) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (B) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.
Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.
B. Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option grant. However, no option shall have a term in excess of ten years measured from the option grant date.
C. Effect of Termination of Service.
1. The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:
(i) Should the Optionee cease to remain in Service for any reason other than death, Disability or Misconduct, then the Optionee shall have a period of three months following the date of such cessation of Service during which to exercise each outstanding option held by such Optionee.
(ii) Should Optionee’s Service terminate by reason of Disability, then the Optionee shall have a period of 12 months following the date of such cessation of Service during which to exercise each outstanding option held by such Optionee.
(iii) If the Optionee dies while holding an outstanding option, then the personal representative of his or her estate or the person or persons to whom the option is transferred pursuant to the Optionee’s will or the laws of inheritance or the Optionee’s designated beneficiary or beneficiaries of that option shall have a 12-month period following the date of the Optionee’s death to exercise such option.
(iv) Under no circumstances, however, shall any such option be exercisable after the specified expiration of the option term.
(v) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee’s cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee’s cessation of Service, terminate and cease to be outstanding with respect to any and all option shares for which the option is not otherwise at the time exercisable or in which the Optionee is not otherwise at that time vested.
(vi) Should Optionee’s Service be terminated for Misconduct or should Optionee otherwise engage in Misconduct while holding one or more outstanding options under the Plan, then all those options shall terminate immediately and cease to remain outstanding.

2. The Plan Administrator shall have the discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:
(i) extend the period of time for which the option is to remain exercisable following Optionee’s cessation of Service or death from the limited period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term; and
(ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee’s cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested under the option had the Optionee continued in Service.
D. Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price, and become the recordholder of the purchased shares.
E. Unvested Shares. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right. The Plan Administrator may not impose a vesting schedule upon any option grant or the shares of Common Stock subject to that option which is more restrictive than 20% per year vesting, with the initial vesting to occur not later than one year after the option grant date. However, such limitation shall not be applicable to any option grants made to individuals who are officers of the Corporation, non-employee Board members, or independent contractors.
F. Limited Transferability of Options. An Incentive Stock Option shall be exercisable only by the Optionee during his or her lifetime and shall not be assignable or transferable other than by will or by the laws of inheritance following the Optionee’s death. A Non-Statutory Option may be assigned in whole or in part during the Optionee’s lifetime to one or more members of the Optionee’s family or to a trust established exclusively for one or more such family members or to Optionee’s former spouse, to the extent such assignment is in connection with the Optionee’s estate plan or pursuant to a domestic relations order. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the Non-Statutory Option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. Notwithstanding the foregoing, the Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under the Plan and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee’s death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee’s death.
II. INCENTIVE OPTIONS
The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Four shall be applicable to Incentive Options. Options which are specifically designated as NonStatutory Options shall not be subject to the terms of this Section II.
A. Eligibility. Incentive Options may only be granted to Employees.
B. Exercise Price. The exercise price per share shall not be less than 100% of the Fair Market Value per share of Common Stock on the option grant date.
C. Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan

(or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of $100,000. To the extent the Employee holds two or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.
III. CORPORATE TRANSACTION
A. The shares subject to each option outstanding under the Plan at the time of a Corporate Transaction shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, the shares subject to an outstanding option shall not vest on such an accelerated basis if and to the extent: (i) such option is assumed by the successor corporation (or parent thereof) in the Corporate Transaction and any repurchase rights of the Corporation with respect to the unvested option shares are concurrently assigned to such successor corporation (or parent thereof); or (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to those unvested option shares; or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant.
B. All outstanding repurchase rights under the Option Grant Program shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent:
(i) those repurchase rights are assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction; or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.
C. Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).
D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction, had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to: (i) the number and class of securities available for issuance under the Plan following the consummation of such Corporate Transaction; and (ii) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same. To the extent the actual holders of the Corporation’s outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Corporate Transaction, the successor corporation may, in connection with the assumption of the outstanding options under this Plan, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Corporate Transaction.
E. The Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to structure one or more options so that those options shall automatically accelerate and vest in full (and any repurchase rights of the Corporation with respect to the unvested shares subject to those options shall immediately terminate) upon the occurrence of a Corporate Transaction, whether or not those options are to be assumed in the Corporate Transaction.
F. The Plan Administrator shall also have full power and authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to structure such option so that the shares subject to that option will automatically vest on an accelerated basis should the Optionee’s Service terminate by reason of an Involuntary Termination within a designated period (not to exceed 18 months) following the effective date of any Corporate Transaction in which the option is assumed and the repurchase rights applicable to those shares do not otherwise terminate. Any option so accelerated shall remain exercisable for the fully-vested option shares until the expiration or sooner termination of the option term. In addition, the Plan Administrator may provide that one or more of the Corporation’s outstanding repurchase rights with respect to shares held by the Optionee at the time of such Involuntary Termination shall immediately terminate on an accelerated basis, and the shares subject to those terminated rights shall accordingly vest at that time.

G. The portion of any Incentive Option accelerated in connection with a Corporate Transaction shall remain exercisable as an Incentive Option only to the extent the applicable $100,000 limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.
H. The grant of options under the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.
IV. CANCELLATION AND REGRANT OF OPTIONS
The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Plan and to grant in substitution therefor new options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new option grant date.
ARTICLE THREE

STOCK ISSUANCE PROGRAM
I. STOCK ISSUANCE TERMS
Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below.
A. Purchase Price.
1. The purchase price per share shall be fixed by the Plan Administrator but shall not be less than 100% of the Fair Market Value per share of Common Stock on the issue date. However, the purchase price per share of Common Stock issued to a 10% Stockholder shall not be less than 110% of such Fair Market Value.
2. Subject to the provisions of Section I of Article Four, shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:
(i) cash or check made payable to the Corporation; or
(ii) past services rendered to the Corporation (or any Parent or Subsidiary).
B. Vesting Provisions.
1. Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant’s period of Service or upon attainment of specified performance objectives. However, the Plan Administrator may not impose a vesting schedule upon any stock issuance effected under the Stock Issuance Program which is more restrictive than 20% per year vesting, with initial vesting to occur not later than one year after the issuance date. Such limitation shall not apply to any Common Stock issuances made to the officers of the Corporation, non-employee Board members, or independent contractors.
2. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant’s unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant’s unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

3. The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant’s interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.
4. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant’s purchase- money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchasemoney note of the Participant attributable to such surrendered shares.
5. The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the non-completion of the vesting schedule applicable to those shares. Such waiver shall result in the immediate vesting of the Participant’s interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant’s cessation of Service or the attainment or non-attainment of the applicable performance objectives.
II. CORPORATE TRANSACTION
A. Upon the occurrence of a Corporate Transaction, all outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, except to the extent: (i) those repurchase rights are assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction; or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.
B. The Plan Administrator shall have the discretionary authority, exercisable either at the time the unvested shares are issued or any time while the Corporation’s repurchase rights with respect to those shares remain outstanding, to provide that those rights shall automatically terminate on an accelerated basis, and the shares of Common Stock subject to those terminated rights shall immediately vest, in the event the Participant’s Service should subsequently terminate by reason of an Involuntary Termination within a designated period (not to exceed 18 months) following the effective date of any Corporate Transaction in which those repurchase rights are assigned to the successor corporation (or parent thereof).
III. SHARE ESCROW/LEGENDS
Unvested shares may, in the Plan Administrator’s discretion, be held in escrow by the Corporation until the Participant’s interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.
ARTICLE FOUR

MISCELLANEOUS
I. FINANCING
The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Option Grant Program or the purchase price for shares issued under the Stock Issuance Program by delivering a full-recourse, interest bearing promissory note payable in one or more installments and secured by the purchased shares. However, any promissory note delivered by a consultant must be secured by collateral in addition to the purchased shares of Common Stock. In no event may the maximum credit available to the Optionee or Participant exceed the sum of: (i) the aggregate option exercise price or purchase price payable for the purchased shares; plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

II. EFFECTIVE DATE AND TERM OF PLAN
A. The Plan shall become effective when adopted by the Board, but no option granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Plan is approved by the Corporation’s stockholders. If such stockholder approval is not obtained within 12 months after the date of the Board’s adoption of the Plan, then all options previously granted under the Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan. Subject to such limitation, the Plan Administrator may grant options and issue shares under the Plan at any time after the effective date of the Plan and before the date fixed herein for termination of the Plan.
B. The Plan shall terminate upon the earliest of: (i) the expiration of the ten year period measured from the date the Plan is adopted by the Board; (ii) the date on which all shares available for issuance under the Plan shall have been issued as vested shares; or (iii) the termination of all outstanding options in connection with a Corporate Transaction. All options and unvested stock issuances outstanding at the time of a clause (i) termination event shall continue to have full force and effect in accordance with the provisions of the documents evidencing those options or issuances.
III. AMENDMENT OF THE PLAN
A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws and regulations.
B. Options may be granted under the Option Grant Program and shares may be issued under the Stock Issuance Program which are in each instance in excess of the number of shares of Common Stock then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within 12 months after the date the first such excess grants or issuances are made, then: (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding; and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.
IV. USE OF PROCEEDS
Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.
V. WITHHOLDING
The Corporation’s obligation to deliver shares of Common Stock upon the exercise of any options granted under the Plan or upon the issuance or vesting of any shares issued under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.
VI. REGULATORY APPROVALS
The implementation of the Plan, the granting of any options under the Plan and the issuance of any shares of Common Stock: (i) upon the exercise of any option; or (ii) under the Stock Issuance Program shall be subject to the Corporation’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it and the shares of Common Stock issued pursuant to it.
VII. NO EMPLOYMENT OR SERVICE RIGHTS
Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person’s Service at any time for any reason, with or without cause.

ATTACHMENTS
Appendix – Definitions Section
Notice of Grant of Stock Option
Exhibit A - Stock Option Agreement
Exhibit B - Stock Purchase Agreement
Exhibit C - 2017 Stock Option/Stock Issuance Plan
Stock Option Agreement
Stock Purchase Agreement
Spousal Acknowledgement
Assignment Separate from Certificate
Federal Income Tax Consequences and Section 83(b) Election
Section 83(b) Election
Stock Issuance Agreement
Spousal Acknowledgement
Section 83(b) Election
[The Plan is also an attachment.]

Appendix

DEFINITIONS SECTION
The following definitions shall be in effect under the Plan:
A. Agreement shall mean the Stock Option Agreement attached hereto.
B. Board shall mean the Corporation’s Board of Directors.
C. Code shall mean the Internal Revenue Code of 1986, as amended.
D. [DELETED]
E. Common Stock shall mean the Corporation’s common stock.
F. Corporate Transaction shall mean either of the following stockholder-approved transactions to which the Corporation is a party:
(i) a merger or consolidation in which securities possessing more than 50% of the total combined voting power of the Corporation’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction; or
(ii) the sale, transfer or other disposition of all or substantially all of the Corporation’s assets in complete liquidation or dissolution of the Corporation.
G. Corporation shall mean ShiftPixy, Inc., a Wyoming corporation, and any successor corporation to all or substantially all of the assets or voting stock of ShiftPixy, Inc. which shall by appropriate action adopt the Plan.
H. Disability shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment and shall be determined by the Plan Administrator on the basis of such medical evidence as the Plan Administrator deems warranted under the circumstances.
I. Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.
J. Exercise Date shall mean the date on which the Corporation shall have received written notice of the option exercise.
K. Exercise Price shall mean the exercise price payable per Option Share as specified in the Grant Notice.
L. Expiration Date shall mean the date on which the option expires as specified in the Grant Notice.
M. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:
(i) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.
(ii) If the Common Stock was traded over-the-counter on the date in question, then the Fair Market Value shall be equal to the last transaction price quoted for such date by the OTC Bulletin Board or, if not so quoted, shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which the Stock is quoted, or if the Stock is not quoted on any such system, by the Pink OTC Markets Inc.

(iii) If the Common Stock is at the time not listed on any Stock Exchange, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.
N. Grant Date shall mean the date of grant of the option as specified in the Grant Notice.
O. Grant Notice shall mean the Notice of Grant of Stock Option accompanying the Agreement, pursuant to which Optionee has been informed of the basic terms of the Option evidenced hereby.
P. Incentive Option shall mean an option which satisfies the requirements of Code Section 422.
Q. Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:
(i) such individual’s involuntary dismissal or discharge by the Corporation for reasons other than Misconduct; or
(ii) such individual’s voluntary resignation following (A) a change in his or her position with the Corporation (or Parent or Subsidiary employing such individual) which materially reduces his or her duties and responsibilities or the level of management to which he or she reports, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonus under any corporate-performance based bonus or incentive programs) by more than 15% or (C) a relocation of such individual’s place of employment by more than 50 miles, provided and only if such change, reduction or relocation is effected without the individual’s consent.
R. Market Stand-Off shall mean the market stand-off restriction specified in Paragraph C.3 of the Stock Purchase Agreement and Paragraph C.3 of the Stock Issuance Agreement.
S. Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not in any way preclude or restrict the right of the Corporation (or any Parent or Subsidiary) to discharge or dismiss any Optionee or Participant or other person in the Service of the Corporation (or any Parent or Subsidiary) for any other acts or omissions, but such other acts or omissions shall not be deemed, for purposes of the Plan, to constitute grounds for termination for Misconduct. T. 1933 Act shall mean the Securities Act of 1933, as amended.
U. 1934 Act shall mean the Securities Exchange Act of 1934, as amended.
V. Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.
W. Option shall have the meaning assigned to such term as set forth in Paragraph A.1 of the Stock Purchase Agreement.
X. Option Agreement shall mean all agreements and other documents evidencing the Option.
Y. Optionee shall mean the person to whom the Option is granted under the Plan.
Z. Owner shall mean Optionee and all subsequent holders of the Purchased Shares who derive their chain of ownership through a Permitted Transfer from Optionee.
AA. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
BB. Participant shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.
CC. Permitted Transfer shall mean (i) a gratuitous transfer of the Purchased Shares, provided and only if Optionee obtains the Corporation’s prior written consent to such transfer, (ii) a transfer of title to the

Purchased Shares effected pursuant to Optionee’s will or the laws of inheritance following Optionee’s death or (iii) a transfer to the Corporation in pledge as security for any purchase-money indebtedness incurred by Optionee in connection with the acquisition of the Purchased Shares.
DD. Plan shall mean the Corporation’s 2017 Stock Option/Stock Issuance Plan.
EE. Plan Administrator shall mean either the Board or a committee of the Board acting in its capacity as administrator of the Plan.
FF. Purchase Agreement shall mean the Stock Purchase Agreement in substantially the form of Exhibit B to the Grant Notice.
GG. Recapitalization shall mean any stock split, stock dividend, recapitalization, combination of shares, exchange of shares, or other change affecting the Corporation’s outstanding Common Stock as a class without the Corporation’s receipt of consideration.
HH. Reorganization shall mean any of the following transactions:
(i) a merger or consolidation in which the Corporation is not the surviving entity;
(ii) a sale, transfer or other disposition of all or substantially all of the Corporation’s assets;
(iii) a reverse merger in which the Corporation is the surviving entity but in which the Corporation’s outstanding voting securities are transferred in whole or in part to a person or persons different from the persons holding those securities immediately prior to the merger; or
(iv) any transaction effected primarily to change the state in which the Corporation is incorporated or to create a holding company structure.
II. Repurchase Right shall mean the right granted to the Corporation in accordance with Paragraph D of the Stock Purchase Agreement.
JJ. SEC shall mean the Securities and Exchange Commission.
KK. Service shall mean the Optionee’s performance of services for the Corporation (or any Parent or Subsidiary) in the capacity of an employee, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance, a non-employee member of the board of directors or an independent consultant.
LL. Stock Exchange shall mean the Nasdaq Stock Exchange, NYSE MKT LLC, or the New York Stock Exchange.
MM. Stock Issuance Agreement shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.
NN. Stock Issuance Program shall mean the stock issuance program in effect under the Plan.
OO. 10% Stockholder shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than 10% of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).
PP. Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
QQ. Vesting Schedule shall mean the vesting schedule specified in the Grant Notice pursuant to which the Optionee is to vest in the Option Shares in a series of installments over his or her period of Service.
RR. Unvested Shares shall have the meaning assigned to such term in accordance with Paragraph D.1 of the Stock Purchase Agreement.

SHIFTPIXY, INC.

NOTICE OF GRANT OF STOCK OPTION
Notice is hereby given of the following Option grant to purchase shares of the Common Stock of ShiftPixy, Inc.:
Optionee:
Grant Date:
Vesting Commencement Date:
Exercise Price:	$ per share
Number of Option Shares:	shares of Common Stock
Expiration Date:
Type of Option:	Incentive Stock Option
Non-Statutory	Stock Option
Date Exercisable: Immediately Exercisable
Vesting Schedule: The Option Shares shall initially be unvested and subject to repurchase by the Corporation at the Exercise Price paid per share. Optionee shall acquire a vested interest in, and the Corporation’s repurchase right shall accordingly lapse with respect to:
(i) 25% of the Option Shares upon Optionee’s completion of one year of Service measured from the Vesting Commencement Date; and (ii) the balance of the Option Shares in a series of 12 successive equal quarterly installments upon Optionee’s completion of each additional quarter of Service over the 12 quarter period measured from the first anniversary of the Vesting Commencement Date. In no event shall any additional Option Shares vest after Optionee’s cessation of Service.
Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the ShiftPixy, Inc. 2017 Stock Option/Stock Issuance Plan. Optionee further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in the Stock Option Agreement attached hereto as Exhibit A.
Optionee understands that any Option Shares purchased under the Option will be subject to the terms set forth in the Stock Purchase Agreement attached hereto as Exhibit B. Optionee hereby acknowledges receipt of a copy of the Plan in the form attached hereto as Exhibit C.
REPURCHASE RIGHTS. OPTIONEE HEREBY AGREES THAT ALL OPTION SHARES ACQUIRED UPON THE EXERCISE OF THE OPTION SHALL BE SUBJECT TO CERTAIN REPURCHASE RIGHTS AND RIGHTS OF FIRST REFUSAL EXERCISABLE BY THE CORPORATION AND ITS ASSIGNS. THE TERMS OF SUCH RIGHTS ARE SPECIFIED IN THE ATTACHED STOCK PURCHASE AGREEMENT.
At Will Employment. Nothing in this Notice or in the attached Stock Option Agreement or Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee’s Service at any time for any reason, with or without cause.
Definitions. All capitalized terms in this Notice shall have the meaning assigned to them in this Notice or in the attached Stock Option Agreement.

DATED:      ,
SHIFTPIXY, INC.

BY:	ITS:

OPTIONEE

Address:

Attachments:
Exhibit A - Stock Option Agreement
Exhibit B - Stock Purchase Agreement
Exhibit C - 2017 Stock Option/Stock Issuance Plan

SHIFTPIXY, INC.

STOCK OPTION AGREEMENT RECITALS
A. The Board has adopted the Plan for the purpose of retaining the services of selected Employees, non-employee members of the Board or the board of directors of any Parent or Subsidiary and consultants and other independent advisors in the service of the Corporation (or any Parent or Subsidiary).
B. Optionee is to render valuable services to the Corporation (or a Parent or Subsidiary), and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Corporation’s grant of an option to Optionee.
C. All capitalized terms in this Agreement shall have the meaning assigned to them in the attached Appendix.
NOW, THEREFORE, it is hereby agreed as follows:
1. Grant of Option. The Corporation hereby grants to Optionee, as of the Grant Date, an option to purchase up to the number of Option Shares specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the option term specified in Paragraph 2 at the Exercise Price.
2. Option Term. This option shall have the term specified in the Notice of Grant of Stock Option which shall not exceed ten years measured from the Grant Date and shall accordingly expire at the close of business on the Expiration Date, unless sooner terminated in accordance with Paragraph 5 or 6.
3. Limited Transferability.
(a) This option shall be neither transferable nor assignable by Optionee other than by will or the laws of inheritance following Optionee’s death and may be exercised, during Optionee’s lifetime, only by Optionee. However, Optionee may designate one or more persons as the beneficiary or beneficiaries of this option and this option shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee’s death while holding this option. Such beneficiary or beneficiaries shall take the transferred option subject to all the terms and conditions of this Agreement, including (without limitation) the limited time period during which this option may, pursuant to Paragraph 5, be exercised following Optionee’s death.
(b) If this option is designated a Non-Statutory Option in the Grant Notice, then this option may be assigned in whole or in part during Optionee’s lifetime to one or more members of Optionee’s family or to a trust established for the exclusive benefit of one or more such family members or to Optionee’s former spouse, to the extent such assignment is in connection with the Optionee’s estate plan or pursuant to a domestic relations order. The assigned portion shall be exercisable only by the person or persons who acquire a proprietary interest in the option pursuant to such assignment. The terms applicable to the assigned portion shall be the same as those in effect for this option immediately prior to such assignment.
4. Dates of Exercise. This option shall become exercisable for the Option Shares in one or more installments as specified in the Grant Notice. As the option becomes exercisable for such installments, those installments shall accumulate, and the option shall remain exercisable for the accumulated installments until the Expiration Date or sooner termination of the option term under Paragraph 5 or 6.
5. Cessation of Service. The option term specified in Paragraph 2 shall terminate (and this option shall cease to be outstanding) prior to the Expiration Date should any of the following provisions become applicable:

(a) Should Optionee cease to remain in Service for any reason (other than death, Disability or Misconduct) while holding this option, then Optionee shall have a period of three months (commencing with the date of such cessation of Service) during which to exercise this option, but in no event shall this option be exercisable at any time after the Expiration Date.
(b) Should Optionee die while holding this option, then the personal representative of Optionee’s estate or the person or persons to whom the option is transferred pursuant to Optionee’s will or the laws of inheritance shall have the right to exercise this option. However, if Optionee has designated one or more beneficiaries of this option, then those persons shall have the exclusive right to exercise this option following Optionee’s death. Any such right to exercise this option shall lapse, and this option shall cease to be outstanding, upon the earlier of (i) the expiration of the 12 month period measured from the date of Optionee’s death or (ii) the Expiration Date.
(c) Should Optionee cease Service by reason of Disability while holding this option, then Optionee shall have a period of 12 months (commencing with the date of such cessation of Service) during which to exercise this option. In no event shall this option be exercisable at any time after the Expiration Date.
Note: Exercise of this option on a date later than three months following cessation of Service due to Disability will result in loss of favorable Incentive Option treatment, unless such Disability constitutes Permanent Disability. In the event that Incentive Option treatment is not available, this option will be taxed as a NonStatutory Option upon exercise.
(d) During the limited period of post-Service exercisability, this option may not be exercised in the aggregate for more than the number of Option Shares in which Optionee is, at the time of Optionee’s cessation of Service, vested pursuant to the Vesting Schedule specified in the Grant Notice or the special vesting acceleration provisions of Paragraph 6. Upon the expiration of such limited exercise period or (if earlier) upon the Expiration Date, this option shall terminate and cease to be outstanding for any vested Option Shares for which the option has not been exercised. To the extent Optionee is not vested in one or more Option Shares at the time of Optionee’s cessation of Service, this option shall immediately terminate and cease to be outstanding with respect to those shares.
(e) Should Optionee’s Service be terminated for Misconduct or should Optionee otherwise engage in Misconduct while this option is outstanding, then this option shall terminate immediately and cease to remain outstanding.
6. Accelerated Vesting.
(a) In the event of any Corporate Transaction, the Option Shares at the time subject to this option but not otherwise vested shall automatically vest in full so that this option shall, immediately prior to the effective date of the Corporate Transaction, become exercisable for all of the Option Shares as fully-vested shares and may be exercised for any or all of those Option Shares as vested shares. However, the Option Shares shall not vest on such an accelerated basis if and to the extent: (i) this option is assumed by the successor corporation (or parent thereof) in the Corporate Transaction and the Corporation’s repurchase rights with respect to the unvested Option Shares are assigned to such successor corporation (or parent thereof) or (ii) this option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested Option Shares at the time of the Corporate Transaction (the excess of the Fair Market Value of those Option Shares over the Exercise Price payable for such shares) and provides for subsequent payout in accordance with the same Vesting Schedule applicable to those unvested Option Shares as set forth in the Grant Notice.
(b) Immediately following the Corporate Transaction, this option shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) in connection with the Corporate Transaction.
(c) If this option is assumed in connection with a Corporate Transaction, then this option shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction, and appropriate adjustments shall also be made to the Exercise Price, provided the aggregate Exercise Price shall remain the same. To the extent the actual holders of the Corporation’s outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Corporate Transaction, the successor corporation may, in connection with the assumption of this option, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Corporate Transaction.
(d) If the Option is assumed by the successor corporation (or parent thereof) in connection with a Corporate Transaction, but an Involuntary Termination of Optionee’s Service occurs within 18 months following such Corporate Transaction, all the Option Shares at the time subject to the Option shall automatically vest in full on an accelerated basis so that the Option shall immediately become exercisable for all the Option Shares as fully-vested shares and may be exercised for any or all of those Option Shares as vested shares. The Option shall remain so exercisable until the earlier of: (i) the Expiration Date; or (ii) the expiration of the one year period measured from the date of the Involuntary Termination.
(e) This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.
7. Adjustment in Option Shares. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, appropriate adjustments shall be made to: (i) the total number and/or class of securities subject to this option; and (ii) the Exercise Price in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.
8. Stockholder Rights. The holder of this option shall not have any stockholder rights with respect to the Option Shares until such person shall have exercised the option, paid the Exercise Price, and become the record holder of the purchased shares.
9. Manner of Exercising Option.
(a) In order to exercise this option with respect to all or any part of the Option Shares for which this option is at the time exercisable, Optionee (or any other person or persons exercising the option) must take the following actions:
(i) Execute and deliver to the Corporation the Stock Purchase Agreement for the Option Shares for which the option is exercised.
(ii) Pay the aggregate Exercise Price for the purchased shares in one or more of the following forms:
(A) cash or check made payable to the Corporation; or
(B) a promissory note payable to the Corporation, but only to the extent authorized by the Plan Administrator in accordance with Paragraph 14.
Should the Common Stock be registered under Section 12 of the 1934 Act at the time the option is exercised, then the Exercise Price may also be paid as follows:
(C) in shares of Common Stock held by Optionee (or any other person or persons exercising the option) for the requisite period necessary to avoid a charge to the Corporation’s earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date; or
(D) to the extent the option is exercised for vested Option Shares, through a special sale and remittance procedure pursuant to which Optionee (or any other person or persons exercising the option) shall concurrently provide irrevocable instructions (a) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.
Except to the extent the sale and remittance procedure is utilized in connection with the option exercise, payment of the Exercise Price must accompany the Purchase Agreement delivered to the Corporation in connection with the option exercise.
(iii) Furnish to the Corporation appropriate documentation that the person or persons exercising the option (if other than Optionee) have the right to exercise this option.
(iv) Execute and deliver to the Corporation such written representations as may be requested by the Corporation in order for it to comply with the applicable requirements of Federal and state securities laws.
(v) Make appropriate arrangements with the Corporation (or Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all Federal, state and local income and employment tax withholding requirements applicable to the option exercise.
(b) As soon as practical after the Exercise Date, the Corporation shall issue to or on behalf of Optionee (or any other person or persons exercising this option) a certificate for the purchased Option Shares, with the appropriate legends affixed thereto.
(c) In no event may this option be exercised for any fractional shares.
10. REPURCHASE RIGHTS. ALL OPTION SHARES ACQUIRED UPON THE EXERCISE OF THIS OPTION SHALL BE SUBJECT TO CERTAIN RIGHTS OF THE CORPORATION AND ITS ASSIGNS TO REPURCHASE THOSE SHARES IN ACCORDANCE WITH THE TERMS SPECIFIED IN THE PURCHASE AGREEMENT.
11. Compliance with Laws and Regulations.
(a) The exercise of this option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Corporation and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange on which the Common Stock may be listed for trading at the time of such exercise and issuance.
(b) The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Corporation of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. The Corporation, however, shall use its best efforts to obtain all such approvals.
12. Successors and Assigns. Except to the extent otherwise provided in Paragraphs 3 and 6, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and Optionee, Optionee’s assigns and the legal representatives, heirs, and legatees of Optionee’s estate.
13. Notices. Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee’s signature line on the Grant Notice. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.
14. Financing. The Plan Administrator may, in its absolute discretion and without any obligation to do so, permit Optionee to pay the Exercise Price for the purchased Option Shares by delivering a full-recourse, interest-bearing promissory note secured by those Option Shares. The payment schedule in effect for any such promissory note shall be established by the Plan Administrator in its sole discretion.

Note: If the Optionee is an independent contractor, then the promissory note delivered in payment of the Exercise Price must be secured by collateral other than the purchased Option Shares.
15. Construction. This Agreement and the option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan. All decisions of the Plan Administrator with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this option.
16. Governing Law. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of California without resort to that State’s conflict-of-laws rules.
17. Exclusive Jurisdiction and Venue. The Parties agree that the Courts of the County of Orange, State of California shall have sole and exclusive jurisdiction and venue for the resolution of all disputes arising under the terms of this Agreement and the transactions contemplated herein.
18. Stockholder Approval. If the Option Shares covered by this Agreement exceed, as of the Grant Date, the number of shares of Common Stock which may be issued under the Plan as last approved by the stockholders, then this option shall be void with respect to such excess shares, unless stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock issuable under the Plan is obtained in accordance with the provisions of the Plan.
19. Additional Terms Applicable to an Incentive Option. In the event this option is designated an Incentive Option in the Grant Notice, the following terms and conditions shall also apply to the grant:
(a) This option shall cease to qualify for favorable tax treatment as an Incentive Option if (and to the extent) this option is exercised for one or more Option Shares: (i) more than three months after the date Optionee ceases to be an Employee for any reason other than death or Permanent Disability or (ii) more than 12 months after the date Optionee ceases to be an Employee by reason of Permanent Disability.
(b) This option shall not become exercisable in the calendar year in which granted if (and to the extent) the aggregate Fair Market Value (determined at the Grant Date) of the Common Stock for which this option would otherwise first become exercisable in such calendar year would, when added to the aggregate value (determined as of the respective date or dates of grant) of the Common Stock and any other securities for which one or more other Incentive Options granted to Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Corporation or any Parent or Subsidiary) first become exercisable during the same calendar year, exceed $100,000 in the aggregate. To the extent the exercisability of this option is deferred by reason of the foregoing limitation, the deferred portion shall become exercisable in the first calendar year or years thereafter in which the $100,000 limitation of this Paragraph 18(b) would not be contravened, but such deferral shall in all events end immediately prior to the effective date of a Corporate Transaction in which this option is not to be assumed, whereupon the option shall become immediately exercisable as a Non-Statutory Option for the deferred portion of the Option Shares.
(c) Should Optionee hold, in addition to this option, one or more other options to purchase Common Stock which become exercisable for the first time in the same calendar year as this option, then the foregoing limitations on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.
(SIGNATURE PAGE IMMEDIATELY FOLLOWS)

IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated in the Grant Notice.
SHIFTPIXY, INC.

BY:

ITS:

Address:

OPTIONEE

Address:

SHIFTPIXY, INC.

STOCK PURCHASE AGREEMENT
This Stock Purchase Agreement is made this   day of      , by and between ShiftPixy, Inc., a Wyoming corporation, and          , Optionee under the Corporation’s 2017 Stock Option/Stock Issuance Plan.
All capitalized terms in this Purchase Agreement shall have the meaning assigned to them in this Purchase Agreement or in the above Definitions Section.
A. Exercise Of Option
1. Exercise. Optionee hereby purchases   shares of Common Stock (the “Purchased Shares”) pursuant to that certain Option granted Optionee on      ,      , the Grant Date, to purchase up to      shares of Common Stock (the “Option Shares”) under the Plan at the Exercise Price of $    per share.
2. Payment. Concurrently with the delivery of this Purchase Agreement to the Corporation, Optionee shall pay the Exercise Price for the Purchased Shares in accordance with the provisions of the Option Agreement and shall deliver whatever additional documents may be required by the Option Agreement as a condition for exercise, together with a duly- executed blank Assignment Separate from Certificate (in the form attached hereto as Exhibit I) with respect to the Purchased Shares.
3. Stockholder Rights. Until such time as the Corporation exercises the
Repurchase Right, Optionee (or any successor in interest) shall have all the rights of a stockholder (including voting, dividend and liquidation rights) with respect to the Purchased Shares, subject, however, to the transfer restrictions of Articles B and C.
B. Securities Law Compliance
1. Restricted Securities. The Purchased Shares have not been registered under the 1933 Act and are being issued to Optionee in reliance upon the exemption from such registration provided by SEC Rule 701 for stock issuances under compensatory benefit plans such as the Plan. Optionee hereby confirms that Optionee has been informed that the Purchased Shares are restricted securities under the 1933 Act and may not be resold or transferred unless the Purchased Shares are first registered under the Federal securities laws or unless an exemption from such registration is available. Accordingly, Optionee hereby acknowledges that Optionee is prepared to hold the Purchased Shares for an indefinite period and that Optionee is aware that SEC Rule 144 issued under the 1933 Act which exempts certain resales of unrestricted securities is not presently available to exempt the resale of the Purchased Shares from the registration requirements of the 1933 Act.
2. Restrictions on Disposition of Purchased Shares. Optionee shall make no disposition of the Purchased Shares (other than a Permitted Transfer) unless and until there is compliance with all of the following requirements:
(a) Optionee shall have provided the Corporation with a written summary of the terms and conditions of the proposed disposition.
(b) Optionee shall have complied with all requirements of this Purchase Agreement applicable to the disposition of the Purchased Shares.
(c) Optionee shall have provided the Corporation with written assurances, in form and substance satisfactory to the Corporation, which may include a legal opinion if requested by the Corporation, that (a) the proposed disposition does not require registration of the Purchased Shares under the 1933 Act or (b) all appropriate action necessary for compliance with the registration requirements of the 1933 Act or any exemption from registration available under the 1933 Act (including Rule 144) has been taken.

The Corporation shall not be required (i) to transfer on its books any Purchased Shares which have been sold or transferred in violation of the provisions of this Purchase Agreement or (ii) to treat as the owner of the Purchased Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom the Purchased Shares have been transferred in contravention of this Purchase Agreement.
3. Restrictive Legends. The stock certificates for the Purchased Shares shall be endorsed with one or more of the following restrictive legends:
“The shares represented by this certificate have not been registered under the Securities Act of 1933. The shares may not be sold or offered for sale in the absence of (a) an effective registration statement for the shares under such Act, (b) a “no action” letter of the Securities and Exchange Commission with respect to such sale or offer or (c) satisfactory assurances to the Corporation that registration under such Act is not required with respect to such sale or offer.”
“The shares represented by this certificate are subject to certain repurchase rights and rights of first refusal granted to the Corporation and accordingly may not be sold, assigned, transferred, encumbered, or in any manner disposed of except in conformity with the terms of a written agreement dated      ,    between the Corporation and the registered holder of the shares (or the predecessor in interest to the shares).
A copy of such agreement is maintained at the Corporation’s principal corporate offices.”
C. Transfer Restrictions
1. Restriction on Transfer. Except for any Permitted Transfer, Optionee shall not transfer, assign, encumber, or otherwise dispose of any of the Purchased Shares which are subject to the Repurchase Right. In addition, Purchased Shares which are released from the Repurchase Right shall not be transferred, assigned, encumbered, or otherwise disposed of in contravention of the First Refusal Right or the Market Stand-Off.
2. Transferee Obligations. Each person (other than the Corporation) to whom the Purchased Shares are transferred by means of a Permitted Transfer must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Corporation that such person is bound by the provisions of this Purchase Agreement and that the transferred shares are subject to (i) the Repurchase Right, (ii) the First Refusal Right and (iii) the Market Stand- Off, to the same extent such shares would be so subject if retained by Optionee.
3. Market Stand-Off.
(a) In connection with any underwritten public offering by the Corporation of its equity securities pursuant to an effective registration statement filed under the 1933 Act, including the Corporation’s initial public offering, Owner shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any Purchased Shares without the prior written consent of the Corporation or its underwriters. Such restriction shall be in effect for such period of time from and after the effective date of the final prospectus for the offering as may be requested by the Corporation or such underwriters. In no event, however, shall such period exceed 180 days, and the Market Stand-Off shall in no event be applicable to any underwritten public offering effected more than two years after the effective date of the Corporation’s initial public offering.
(b) Owner shall be subject to the Market Stand-Off provided and only if the officers and directors of the Corporation are also subject to similar restrictions.
(c) Any new, substituted, or additional securities which are by reason of any Recapitalization or Reorganization distributed with respect to the Purchased Shares shall be immediately subject to the Market Stand-Off, to the same extent the Purchased Shares are at such time covered by such provisions.
(d) In order to enforce the Market Stand-Off, the Corporation may impose stop-transfer instructions with respect to the Purchased Shares until the end of the applicable stand-off period.

D. Repurchase Right
1. Grant. The Corporation is hereby granted the right (the “Repurchase Right”), exercisable at any time during the 60 day period following the date Optionee ceases for any reason to remain in Service or (if later) during the 60 day period following the execution date of this Purchase Agreement, to repurchase at the Exercise Price any or all of the Purchased Shares in which Optionee is not, at the time of his or her cessation of Service, vested in accordance with the Vesting Schedule applicable to those shares or the special vesting acceleration provisions of Paragraph D.6 of this Purchase Agreement (such shares to be hereinafter referred to as the Unvested Shares).
2. Exercise of the Repurchase Right. The Repurchase Right shall be exercisable by written notice delivered to each Owner of the Unvested Shares prior to the expiration of the 60 day exercise period. The notice shall indicate the number of Unvested Shares to be repurchased and the date on which the repurchase is to be effected, such date to be not more than 30 days after the date of such notice. The certificates representing the Unvested Shares to be repurchased shall be delivered to the Corporation on the closing date specified for the repurchase. Concurrently with the receipt of such stock certificates, the Corporation shall pay to Owner, in cash or cash equivalents (including the cancellation of any purchase- money indebtedness), an amount equal to the Exercise Price previously paid for the Unvested Shares which are to be repurchased from Owner.
3. Termination of the Repurchase Right. The Repurchase Right shall terminate with respect to any Unvested Shares for which it is not timely exercised under Paragraph D.2. In addition, the Repurchase Right shall terminate and cease to be exercisable with respect to any and all Purchased Shares in which Optionee vests in accordance with the Vesting Schedule.
All Purchased Shares as to which the Repurchase Right lapses shall, however, remain subject to:
(i) the First Refusal Right; and (ii) the Market Stand-Off.
4. Aggregate Vesting Limitation. If the Option is exercised in more than one increment so that Optionee is a party to one or more other Stock Purchase Agreements (the “Prior Purchase Agreements”) which are executed prior to the date of this Agreement, then the total number of Purchased Shares as to which Optionee shall be deemed to have a fully- vested interest under this Purchase Agreement and all Prior Purchase Agreements shall not exceed in the aggregate the number of Purchased Shares in which Optionee would otherwise at the time be vested, in accordance with the Vesting Schedule, had all the Purchased Shares (including those acquired under the Prior Purchase Agreements) been acquired exclusively under this Purchase Agreement.
5. Recapitalization. Any new, substituted or additional securities or other property (including cash paid other than as a regular cash dividend) which is by reason of any Recapitalization distributed with respect to the Purchased Shares shall be immediately subject to the Repurchase Right and any escrow requirements hereunder, but only to the extent the Purchased Shares are at the time covered by such right or escrow requirements. Appropriate adjustments to reflect such distribution shall be made to the number and/or class of Purchased Shares subject to this Purchase Agreement and to the price per share to be paid upon the exercise of the Repurchase Right in order to reflect the effect of any such Recapitalization upon the Corporation’s capital structure; provided, however, that the aggregate purchase price shall remain the same.
6. Corporate Transaction.
(a) The Repurchase Right shall automatically terminate in its entirety, and all the Purchased Shares shall vest in full, immediately prior to the consummation of any Corporate Transaction, except to the extent the Repurchase Right is to be assigned to the successor entity in such Corporate Transaction.
(b) To the extent the Repurchase Right remains in effect following a Corporate Transaction, such right shall apply to any new securities or other property (including any cash payments) received in exchange for the Purchased Shares in consummation of the Corporate Transaction, but only to the extent the Purchased Shares are at the time covered by such right. Appropriate adjustments shall be made to the price per share payable upon exercise of the Repurchase Right to reflect the effect of the

Corporate Transaction upon the Corporation’s capital structure; provided, however, that the aggregate purchase price shall remain the same. The new securities or other property (including any cash payments) issued or distributed with respect to the Purchased Shares in consummation of the Corporate Transaction shall be immediately deposited in escrow with the Corporation (or the successor entity) and shall not be released from escrow until Optionee vests in such securities or other property in accordance with the same Vesting Schedule in effect for the Purchased Shares.
(c) If the Repurchase Right is assumed by the successor corporation (or parent thereof) in connection with a Corporate Transaction, but an Involuntary Termination of Optionee’s Service occurs within 18 months following such Corporate Transaction, the Repurchase Right shall terminate automatically, and all the Purchased Shares shall immediately vest in full at that time. Any unvested escrow account maintained on Optionee’s behalf pursuant to Paragraph D.6 shall also vest at the time of such Involuntary Termination and shall be paid to Optionee promptly thereafter.
E. Special Tax Election
The acquisition of the Purchased Shares may result in adverse tax consequences which may be avoided or mitigated by filing an election under Code Section 83(b). Such election must be filed within 30 days after the date of this Agreement. A description of the tax consequences applicable to the acquisition of the Purchased Shares and the form for making the Code Section 83(b) election are set forth in Exhibit II. OPTIONEE SHOULD CONSULT WITH HIS OR HER TAX ADVISOR TO DETERMINE THE TAX CONSEQUENCES OF ACQUIRING THE PURCHASED SHARES AND THE ADVANTAGES AND DISADVANTAGES OF FILING THE CODE SECTION 83(b) ELECTION. OPTIONEE ACKNOWLEDGES THAT IT IS OPTIONEE’S SOLE RESPONSIBILITY, AND NOT THE CORPORATION’S, TO FILE A TIMELY ELECTION UNDER CODE SECTION 83(b), EVEN IF OPTIONEE REQUESTS THE CORPORATION OR ITS REPRESENTATIVES TO MAKE THIS FILING ON HIS OR HER BEHALF.
F. General Provisions
1. Assignment. The Corporation may assign the Repurchase Right and/or the First Refusal Right to any person or entity selected by the Board, including (without limitation) one or more stockholders of the Corporation.
2. At Will Employment. Nothing in this Purchase Agreement or in the Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee’s Service at any time for any reason, with or without cause.
3. Notices. Any notice required to be given under this Purchase Agreement shall be in writing and shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, registered or certified, postage prepaid and properly addressed to the party entitled to such notice at the address indicated below such party’s signature line on this Purchase Agreement or at such other address as such party may designate by ten calendar days advance written notice under this paragraph to all other parties to this Purchase Agreement.
4. No Waiver. The failure of the Corporation in any instance to exercise the Repurchase Right or the First Refusal Right shall not constitute a waiver of any other repurchase rights and/or rights of first refusal that may subsequently arise under the provisions of this Purchase Agreement or any other agreement between the Corporation and Optionee. No waiver of any breach or condition of this Purchase Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.
5. Cancellation of Shares. If the Corporation shall make available, at the time and place and in the amount and form provided in this Purchase Agreement, the consideration for the Purchased Shares to be repurchased in accordance with the provisions of this Purchase Agreement, then from and after such time, the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Purchase

Agreement). Such shares shall be deemed purchased in accordance with the applicable provisions hereof, and the Corporation shall be deemed the owner and holder of such shares, whether or not the certificates therefor have been delivered as required by this Purchase Agreement.
G. Miscellaneous Provisions
1. Optionee Undertaking. Optionee hereby agrees to take whatever additional action and execute whatever additional documents the Corporation may deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either Optionee or the Purchased Shares pursuant to the provisions of this Purchase Agreement.
2. Agreement is Entire Contract. This Purchase Agreement constitutes the entire contract between the parties hereto with regard to the subject matter hereof. This Purchase Agreement is made pursuant to the provisions of the Plan and shall in all respects be construed in conformity with the terms of the Plan.
3. Governing Law. This Purchase Agreement shall be governed by, and construed in accordance with, the laws of the State of California without resort to that State’s conflict-of-laws rules.
4. Exclusive Jurisdiction and Venue. The Parties agree that the Courts of the County of Orange, State of California shall have sole and exclusive jurisdiction and venue for the resolution of all disputes arising under the terms of this Purchase Agreement and the transactions contemplated herein.
5. Counterparts. This Purchase Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.
6. Successors and Assigns. The provisions of this Purchase Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and upon Optionee, Optionee’s permitted assigns and the legal representatives, heirs and legatees of Optionee’s estate, whether or not any such person shall have become a party to this Purchase Agreement and have agreed in writing to join herein and be bound by the terms hereof.
[Signatures on the Following Page.]

IN WITNESS WHEREOF, the parties have executed this Purchase Agreement on the day and year first indicated above.
SHIFTPIXY, INC.

BY:

ITS:

Address:

OPTIONEE

Address:

SPOUSAL ACKNOWLEDGMENT
The undersigned spouse of Optionee has read and hereby approves the foregoing Stock Purchase Agreement. In consideration of the Corporation’s granting Optionee the right to acquire the Purchased Shares in accordance with the terms of such Purchase Agreement, the undersigned hereby agrees to be irrevocably bound by all the terms of such Purchase Agreement, including (without limitation) the right of the Corporation (or its assigns) to purchase any Purchased Shares in which Optionee is not vested at time of his or her cessation of Service.

OPTIONEE’S SPOUSE

Address:

EXHIBIT I

ASSIGNMENT SEPARATE FROM CERTIFICATE
FOR VALUE RECEIVED       hereby sell(s), assign, and transfer(s) unto ShiftPixy, Inc.,        (      ) shares of the Common Stock of the Corporation standing in his or her name on the books of the Corporation represented by Certificate No.        herewith and do(es) hereby irrevocably constitute and appoint             Attorney to transfer the said stock on the books of the Corporation with full power of substitution in the premises.
Dated:
Signature
Instruction: Please do not fill in any blanks other than the signature line. Please sign exactly as you would like your name to appear on the issued stock certificate. The purpose of this assignment is to enable the Corporation to exercise the Repurchase Right without requiring additional signatures on the part of Optionee.

EXHIBIT II

FEDERAL INCOME TAX CONSEQUENCES AND SECTION 83(b) TAX ELECTION
A. Federal Income Tax Consequences and Section 83(b) Election for Exercise of
Non-Statutory Option. If the Purchased Shares are acquired pursuant to the exercise of a NonStatutory Option, as specified in the Grant Notice, then under Code Section 83, the excess of the Fair Market Value of the Purchased Shares on the date any forfeiture restrictions applicable to such shares lapse over the Exercise Price paid for those shares will be reportable as ordinary income on the lapse date. For this purpose, the term “forfeiture restrictions” includes the right of the Corporation to repurchase the Purchased Shares pursuant to the Repurchase Right. However, Optionee may elect under Code Section 83(b) to be taxed at the time the Purchased Shares are acquired, rather than when and as such Purchased Shares cease to be subject to such forfeiture restrictions. Such election must be filed with the Internal Revenue Service within 30 days after the date of the Agreement. Even if the Fair Market Value of the Purchased Shares on the date of the Agreement equals the Exercise Price paid (and thus no tax is payable), the election must be made to avoid adverse tax consequences in the future. The form for making this election is attached as part of this exhibit. FAILURE TO MAKE THIS FILING WITHIN THE APPLICABLE 30-DAY PERIOD WILL RESULT IN THE RECOGNITION OF ORDINARY INCOME BY OPTIONEE AS THE FORFEITURE RESTRICTIONS LAPSE.
B. Federal Income Tax Consequences and Conditional Section 83(b) Election For Exercise of Incentive Option. If the Purchased Shares are acquired pursuant to the exercise of an Incentive Option, as specified in the Grant Notice, then the following tax principles shall be applicable to the Purchased Shares:
1. For regular tax purposes, no taxable income will be recognized at the time the Option is exercised
2. The excess of (a) the Fair Market Value of the Purchased Shares on the date the Option is exercised or (if later) on the date any forfeiture restrictions applicable to the Purchased Shares lapse over (b) the Exercise Price paid for the Purchased Shares will be includible in Optionee’s taxable income for alternative minimum tax purposes.
3. If Optionee makes a disqualifying disposition of the Purchased Shares, then Optionee will recognize ordinary income in the year of such disposition equal in amount to the excess of (a) the Fair Market Value of the Purchased Shares on the date the Option is exercised or (if later) on the date any forfeiture restrictions applicable to the Purchased Shares lapse over (b) the Exercise Price paid for the Purchased Shares. Any additional gain recognized upon the disqualifying disposition will be either short-term or long-term capital gain depending upon the period for which the Purchased Shares are held prior to the disposition.
4. For purposes of the foregoing, the term “forfeiture restrictions” will include the right of the Corporation to repurchase the Purchased Shares pursuant to the Repurchase Right.
The term “disqualifying disposition” means any sale or other disposition1 of the Purchased Shares within two years after the Grant Date or within one year after the exercise date of the Option.
5. In the absence of final Treasury Regulations relating to Incentive Options, it is not certain whether Optionee may, in connection with the exercise of the Option for any Purchased Shares at the time subject to forfeiture restrictions, file a protective election under Code Section 83(b) which would limit Optionee’s ordinary income upon a disqualifying disposition to the excess of the Fair Market Value of the Purchased Shares on the date the Option is exercised over the Exercise Price paid for the Purchased Shares. Accordingly, such election if properly filed will only be allowed to the extent the final Treasury Regulations permit such a protective election.
6. The Code Section 83(b) election will be effective in limiting the Optionee’s alternative minimum taxable income to the excess of the Fair Market Value of the Purchased Shares at the time the Option is exercised over the Exercise Price paid for those shares.
Page 2 of the attached form for making the election should be filed with any election made in connection with the exercise of an Incentive Option.
[1]
Generally, a disposition of shares purchased under an Incentive Option includes any transfer of legal title, including a transfer by sale, exchange or gift, but does not include a transfer to the Optionee’s spouse, a transfer into joint ownership with right of survivorship if Optionee remains one of the joint owners, a pledge, a transfer by bequest or inheritance or certain tax free exchanges permitted under the Code.

SECTION 83(b) ELECTION
This statement is being made under Section 83(b) of the Internal Revenue Code, pursuant to Treas. Reg. Section 1.83-2.
(1) The taxpayer who performed the services is:
Name:
Address:
Taxpayer Ident. No.
(2) The property with respect to which the election is being made is        shares of the common stock of ShiftPixy, Inc.
(3) The property was issued on       ,    .
(4) The taxable year in which the election is being made is the calendar year     .
(5) The property is subject to a repurchase right pursuant to which the issuer has the right to acquire the property at the original purchase price if for any reason taxpayer’s service with the issuer terminates. The issuer’s repurchase right will lapse in a series of annual and monthly installments over a four year period ending on      , 20 .
(6) The fair market value at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $     per share.
(7) The amount paid for such property is $       per share.
(8) A copy of this statement was furnished to ShiftPixy, Inc. for whom taxpayer rendered the services underlying the transfer of property.
(9) This statement is executed on          ,    .

Spouse (if any)	Taxpayer
This election must be filed with the Internal Revenue Service Center with which taxpayer files his or her Federal income tax returns and must be made within 30 days after the execution date of the Stock Purchase Agreement. This filing should be made by registered or certified mail, return receipt requested. Optionee must retain two copies of the completed form for filing with his or her Federal and state tax returns for the current tax year and an additional copy for his or her records.
The property described in the above Section 83(b) election is comprised of shares of common stock acquired pursuant to the exercise of an incentive stock option under Section 422 of the Internal Revenue Code. Accordingly, it is the intent of the Taxpayer to utilize this election to achieve the following tax results:
1. One purpose of this election is to have the alternative minimum taxable income attributable to the purchased shares measured by the amount by which the fair market value of such shares at the time of their transfer to the Taxpayer exceeds the purchase price paid for the shares. In the absence of this election, such alternative minimum taxable income would be measured by the spread between the fair market value of the purchased shares and the purchase price which exists on the various lapse dates in effect for the forfeiture restrictions applicable to such shares.
2. Section 421(a)(1) of the Code expressly excludes from income any excess of the fair market value of the purchased shares over the amount paid for such shares. Accordingly, this election is also intended to be effective in the event there is a disqualifying disposition of the shares, within the meaning of Section 421(b) of the Code, which would otherwise render the provisions of Section 83(a) of the Code applicable at that time. Consequently, the Taxpayer hereby elects to have the amount of disqualifying disposition income measured by the excess of the fair market value of the purchased shares on the date of transfer to the Taxpayer over the amount paid for such shares. Since Section 421(a) presently applies to the shares which are the subject of this Section 83(b) election, no taxable income is actually recognized for regular tax purposes at this time, and no income taxes are payable, by the Taxpayer as a result of this election. The foregoing election is to be effective to the full extent permitted under the Code.
THIS PAGE 2 IS TO BE ATTACHED TO ANY SECTION 83(b) ELECTION FILED IN CONNECTION WITH THE EXERCISE OF AN INCENTIVE STOCK OPTION UNDER THE FEDERAL TAX LAWS.

SHIFTPIXY, INC. STOCK ISSUANCE AGREEMENT
This Stock Issuance Agreement is made this    day of        ,      by and between ShiftPixy, Inc., a Wyoming corporation, and                        , Participant in the Corporation’s 2017 Stock Option/Stock Issuance Plan.
All capitalized terms in this Stock Issuance Agreement shall have the meaning assigned to them in this Stock Issuance Agreement or in the above Definitions Section.
A. PURCHASE OF SHARES
1. Purchase. Participant hereby purchases          shares of Common Stock pursuant to the provisions of the Stock Issuance Program at the Purchase Price of $     per share; it being understood that the issuance of any stock under this Stock Issuance Agreement shall be subject to the terms and conditions of the Shareholders Agreement between Participant and the Corporation.
2. Payment. Concurrently with the delivery of this Stock Issuance Agreement to the Corporation, Participant shall pay the Purchase Price for the Purchased Shares in cash or cash equivalent.
3. Stockholder Rights. Until such time as the Corporation exercises the First Refusal Right, Participant (or any successor in interest) shall have all stockholder rights (including voting, dividend, and liquidation rights) with respect to the Purchased Shares, subject, however, to the transfer restrictions of Articles B and C.
B. SECURITIES LAW COMPLIANCE
1. Restricted Securities. The Purchased Shares have not been registered under the 1933 Act and are being issued to Participant in reliance upon the exemption from such registration provided by SEC Rule 701 for stock issuances under compensatory benefit plans such as the Plan. Participant hereby confirms that Participant has been informed that the Purchased Shares are restricted securities under the 1933 Act and may not be resold or transferred unless the Purchased Shares are first registered under the Federal securities laws or unless an exemption from such registration is available. Accordingly, Participant hereby acknowledges that Participant is prepared to hold the Purchased Shares for an indefinite period and that Participant is aware that SEC Rule 144 issued under the 1933 Act which exempts certain resales of unrestricted securities is not presently available to exempt the resale of the Purchased Shares from the registration requirements of the 1933 Act.
2. Disposition of Purchased Shares. Participant shall make no disposition of the Purchased Shares (other than a Permitted Transfer) unless and until there is compliance with all of the following requirements:
(a) Participant shall have provided the Corporation with a written summary of the terms and conditions of the proposed disposition.
(b) Participant shall have complied with all requirements of this Stock Issuance Agreement applicable to the disposition of the Purchased Shares.
(c) Participant shall have provided the Corporation with written assurances, in form and substance satisfactory to the Corporation, which may include a legal opinion if requested by the Corporation, that (a) the proposed disposition does not require registration of the Purchased Shares under the 1933 Act or (c) all appropriate action necessary for compliance with the registration requirements of the 1933 Act or any exemption from registration available under the 1933 Act (including Rule 144) has been taken.
The Corporation shall not be required (i) to transfer on its books any Purchased Shares which have been sold or transferred in violation of the provisions of this Stock Issuance Agreement or (ii)to treat as the owner of the Purchased Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom the Purchased Shares have been transferred in contravention of this Stock Issuance Agreement.

3. Restrictive Legends. The stock certificates for the Purchased Shares shall be endorsed with one or more of the following restrictive legends:
“The shares represented by this certificate have not been registered under the Securities Act of 1933. The shares may not be sold or offered for sale in the absence of (a) an effective registration statement for the shares under such Act, (b) a “no action” letter of the Securities and Exchange Commission with respect to such sale or offer or (c) satisfactory assurances to the Corporation that registration under such Act is not required with respect to such sale or offer.”
“The shares represented by this certificate are subject to certain rights of first refusal granted to the Corporation and accordingly may not be sold, assigned, transferred, encumbered, or in any manner disposed of except in conformity with the terms of a written agreement dated     ,    , between the Corporation and the registered holder of the shares (or the predecessor in interest to the shares). A copy of such agreement is maintained at the Corporation’s principal corporate offices.”
C. TRANSFER RESTRICTIONS
1. Restriction on Transfer. Except for any Permitted Transfer, Participant shall not transfer, assign, encumber, or otherwise dispose of any of the Purchased Shares in contravention of the First Refusal Right or the Market Stand-Off.
2. Transferee Obligations. Each person (other than the Corporation) to whom the Purchased Shares are transferred by means of a Permitted Transfer must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Corporation that such person is bound by the provisions of this Agreement and that the transferred shares are subject to (i) the First Refusal Right and (ii) the Market Stand-Off, to the same extent such shares would be so subject if retained by Participant.
3. Market Stand-Off.
(a) In connection with any underwritten public offering by the Corporation of its equity securities pursuant to an effective registration statement filed under the 1933 Act, including the Corporation’s initial public offering, Owner shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any Purchased Shares without the prior written consent of the Corporation or its underwriters. Such restriction shall be in effect for such period of time from and after the effective date of the final prospectus for the offering as may be requested by the Corporation or such underwriters. In no event, however, shall such period exceed 180 days, and the Market Stand-Off shall in no event be applicable to any underwritten public offering effected more than two years after the effective date of the Corporation’s initial public offering.
(b) Owner shall be subject to the Market Stand-Off provided and only if the officers and directors of the Corporation are also subject to similar restrictions.
(c) Any new, substituted, or additional securities which are by reason of any Recapitalization or Reorganization distributed with respect to the Purchased Shares shall be immediately subject to the Market Stand-Off, to the same extent the Purchased Shares are at such time covered by such provisions.
(d) In order to enforce the Market Stand-Off, the Corporation may impose stop-transfer instructions with respect to the Purchased Shares until the end of the applicable stand-off period.
D. SPECIAL TAX ELECTION
1. Section 83(b) Election. Under Code Section 83, the excess of the Fair Market Value of the Purchased Shares on the date any forfeiture restrictions applicable to such shares lapse over the Purchase Price paid for those shares will be reportable as ordinary income on the lapse date. Participant may elect under Code Section 83(b) to be taxed at the time the Purchased Shares are acquired, rather than when and as such Purchased Shares cease to be subject to such forfeiture restrictions. Such election must be filed with the Internal Revenue Service within 30 calendar days after the date of this Agreement. Even if the Fair Market Value of the Purchased Shares on the date of this Stock Issuance Agreement equals the Purchase Price paid (and thus no tax is payable), the election must be made to avoid adverse tax consequences in the future.
THE FORM FOR MAKING THIS ELECTION IS ATTACHED AS EXHIBIT I HERETO. PARTICIPANT UNDERSTANDS THAT FAILURE TO MAKE THIS FILING WITHIN THE APPLICABLE 30 DAY PERIOD WILL RESULT IN THE RECOGNITION OF ORDINARY INCOME AS THE FORFEITURE RESTRICTIONS LAPSE.
2. FILING RESPONSIBILITY.PARTICIPANT ACKNOWLEDGES THAT IT IS PARTICIPANT’S SOLE RESPONSIBILITY, AND NOT THE CORPORATION’S, TO FILE A TIMELY ELECTION UNDER CODE SECTION 83(b), EVEN IF PARTICIPANT REQUESTS THE CORPORATION OR ITS REPRESENTATIVES TO MAKE THIS FILING ON HIS OR HER BEHALF.
E. GENERAL PROVISIONS
1. Assignment. The Corporation may assign the First Refusal Right to any person or entity selected by the Board, including (without limitation) one or more stockholders of the Corporation.
2. At Will Employment. Nothing in this Stock Issuance Agreement or in the Plan shall confer upon Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Participant) or of Participant, which rights are hereby expressly reserved by each, to terminate Participant’s Service at any time for any reason, with or without cause.
3. Notices. Any notice required to be given under this Stock Issuance Agreement shall be in writing and shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, registered or certified, postage prepaid and properly addressed to the party entitled to such notice at the address indicated below such party’s signature line on this Stock Issuance Agreement or at such other address as such party may designate by ten days advance written notice under this paragraph to all other parties to this Stock Issuance Agreement.
4. No Waiver. The failure of the Corporation in any instance to exercise the First Refusal Right shall not constitute a waiver of any other rights of first refusal that may subsequently arise under the provisions of this Stock Issuance Agreement or any other agreement between the Corporation and Participant. No waiver of any breach or condition of this Stock Issuance Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.
5. Cancellation of Shares. If the Corporation shall make available, at the time and place and in the amount and form provided in this Stock Issuance Agreement, the consideration for the Purchased Shares to be repurchased in accordance with the provisions of this Stock Issuance Agreement, then from and after such time, the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Stock Issuance Agreement). Such shares shall be deemed purchased in accordance with the applicable provisions hereof, and the Corporation shall be deemed the owner and holder of such shares, whether or not the certificates therefor have been delivered as required by this Stock Issuance Agreement.
F. MISCELLANEOUS PROVISIONS
1. Governing Law. This Stock Issuance Agreement shall be governed by, and construed in accordance with, the laws of the State of California without resort to that State’s conflict- of-laws rules.
2. Exclusive Jurisdiction and Venue. The Parties agree that the Courts of the County of Orange, State of California shall have sole and exclusive jurisdiction and venue for the resolution of all disputes arising under the terms of this Stock Issuance Agreement and the transactions contemplated herein.

3. Participant Undertaking. Participant hereby agrees to take whatever additional action and execute whatever additional documents the Corporation may deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either Participant or the Purchased Shares pursuant to the provisions of this Stock Issuance Agreement.
4. Agreement is Entire Contract. This Stock Issuance Agreement constitutes the entire contract between the parties hereto with regard to the subject matter hereof. This Stock Issuance Agreement is made pursuant to the provisions of the Plan and shall in all respects be construed in conformity with the terms of the Plan.
5. Counterparts. This Stock Issuance Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.
6. Successors and Assigns. The provisions of this Stock Issuance Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and upon Participant, Participant’s assigns and the legal representatives, heirs and legatees of Participant’s estate, whether or not any such person shall have become a party to this Stock Issuance Agreement and have agreed in writing to join herein and be bound by the terms hereof.
[Signatures on succeeding page.]

IN WITNESS WHEREOF, the parties have executed this Stock Issuance Agreement on the day and year first indicated above.
SHIFTPIXY, INC.

BY:

ITS:

Address:

PARTICIPANT

Address:

SPOUSAL ACKNOWLEDGMENT
The undersigned spouse of Participant has read and hereby approves the foregoing Stock Issuance Agreement. In consideration of the Corporation’s granting Participant the right to acquire the Purchased Shares in accordance with the terms of such Stock Issuance Agreement, the undersigned hereby agrees to be irrevocably bound by all the terms of such Stock Issuance Agreement.

PARTICIPANT’S SPOUSE

Address:

EXHIBIT I

SECTION 83(b) TAX ELECTION
This statement is being made under Section 83(b) of the Internal Revenue Code, pursuant to Treas. Reg. Section 1.83-2.
(1) The taxpayer who performed the services is:
Name:
Address:
Taxpayer Ident. No.:
(2) The property with respect to which the election is being made is    shares of the common stock of ShiftPixy, Inc.
(3) The property was issued on       ,   .
(4) The taxable year in which the election is being made is the calendar year    .
(5) The fair market value at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $    per share.
(6) The amount paid for such property is $    per share.
(7) A copy of this statement was furnished to ShiftPixy, Inc. for whom taxpayer rendered the services underlying the transfer of property.
(8) This statement is executed on       ,   .

Spouse (if any)	Taxpayer
This election must be filed with the Internal Revenue Service Center with which taxpayer files his or her Federal income tax returns and must be made within 30 days after the execution date of the Stock Issuance Agreement. This filing should be made by registered or certified mail, return receipt requested. Participant must retain two copies of the completed form for filing with his or her Federal and state tax returns for the current tax year and an additional copy for his or her records.

EXHIBIT II

2017 STOCK OPTION/STOCK ISSUANCE PLAN